As filed with the Securities and Exchange Commission on April 26, 2010.
Registration No. 333-165052

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Post-Effective Amendment No. 1
to

Form S-3

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

PATRIOT COAL CORPORATION
and its subsidiary guarantors:

Delaware		20-5622045
West Virginia	Affinity Mining Company	25-1207512
Delaware	Apogee Coal Company, LLC	35-0672865
Delaware	Appalachia Mine Services, LLC	20-1680233
Delaware	Beaver Dam Coal Company, LLC	61-0129825
Virginia	Big Eagle Rail, LLC	54-1988672
Virginia	Big Eagle LLC	54-1985006
Delaware	Black Stallion Coal Company, LLC	20-0657792
Delaware	Black Walnut Coal Company	68-0541705
Delaware	Bluegrass Mine Services, LLC	43-1540253
West Virginia	Brook Trout Coal, LLC	26-0004876
Delaware	Catenary Coal Company, LLC	43-1515836
Delaware	Central States Coal Reserves of Kentucky, LLC	20-3960681
Delaware	Charles Coal Company, LLC	04-2698757
Delaware	Cleaton Coal Company	43-1887526
West Virginia	Coal Clean LLC	31-1488063
Delaware	Coal Properties, LLC	04-2702708
Delaware	Coal Reserve Holding Limited Liability Company No. 2	43-1922735
West Virginia	Colony Bay Coal Company	55-0604613
Delaware	Cook Mountain Coal Company, LLC	55-0732291
West Virginia	Coyote Coal Company LLC	20-8226141
West Virginia	Dakota LLC	55-0763723
West Virginia	Day LLC	20-0041392
Kentucky	Dixon Mining Company, LLC	62-1872287
Delaware	Dodge Hill Holding JV, LLC	05-0575436
Kentucky	Dodge Hill Mining Company, LLC	61-1378899
Delaware	Dodge Hill of Kentucky, LLC	02-0697247
West Virginia	Eastern Associated Coal, LLC	25-1125516
Delaware	Eastern Coal Company, LLC	20-4099004
Delaware	Eastern Royalty, LLC	04-2698759
Kentucky	Grand Eagle Mining, Inc.	61-1250622
Delaware	HCR Holdings, LLC	20-3405596
Delaware	Heritage Coal Company LLC	13-2606920
Delaware	Highland Mining Company, LLC	43-1869675
West Virginia	Highwall Mining LLC	55-0779955
West Virginia	Hillside Mining Company	55-0695451
West Virginia	Hobet Mining, LLC	31-4446083
Delaware	Indian Hill Company	20-0066123
West Virginia	Infinity Coal Sales, LLC	26-0004884
Delaware	Interior Holdings, LLC	43-1700075
West Virginia	IO Coal LLC	55-0769812
Delaware	Jarrell’s Branch Coal Company	73-1625894
West Virginia	Jupiter Holdings LLC	31-1688670

Virginia	Kanawha Eagle Coal, LLC	54-1969926
West Virginia	Kanawha River Ventures I, LLC	20-0089445
West Virginia	Kanawha River Ventures II, LLC	20-0506578
West Virginia	Kanawha River Ventures III, LLC	20-0506617
Virginia	KE Ventures, LLC	54-1985007
West Virginia	Little Creek LLC	20-0041764
Delaware	Logan Fork Coal Company	73-1625895
Delaware	Magnum Coal Company LLC	20-3678373
West Virginia	Magnum Coal Sales LLC	20-4623056
Delaware	Martinka Coal Company, LLC	55-0716084
West Virginia	Midland Trail Energy LLC	26-1629024
Delaware	Midwest Coal Resources II, LLC	20-8080003
Delaware	Mountain View Coal Company, LLC	25-1474206
Delaware	New Trout Coal Holdings II, LLC	20-5032361
West Virginia	North Page Coal Corp.	31-1210133
Delaware	Ohio County Coal Company, LLC	20-8080158
West Virginia	Panther LLC	55-0763722
Delaware	Patriot Coal Company, L.P.	61-1258748
Delaware	Patriot Coal Sales LLC	26-0232530
Delaware	Patriot Leasing Company LLC	20-8819264
Delaware	Patriot Midwest Holdings, LLC	20-4370400
Delaware	Patriot Trading LLC	26-3247515
Delaware	Patriot Ventures LLC	80-0175661
Delaware	Pine Ridge Coal Company, LLC	55-0737187
Delaware	Pond Creek Land Resources, LLC	75-3058253
West Virginia	Pond Fork Processing LLC	55-0782677
West Virginia	Remington Holdings LLC	20-0063793
West Virginia	Remington II LLC	20-0046320
West Virginia	Remington LLC	55-0763721
Delaware	Rivers Edge Mining, Inc.	43-1898371
Delaware	Robin Land Company, LLC	20-4090125
Delaware	Sentry Mining, LLC	43-1540251
Delaware	Snowberry Land Company	43-1721980
West Virginia	Speed Mining LLC	55-0742194
West Virginia	Sterling Smokeless Coal Company, LLC	55-0463558
Delaware	TC Sales Company, LLC	20-4090162
Delaware	The Presidents Energy Company LLC	80-0256382
West Virginia	Thunderhill Coal LLC	55-0769813
Delaware	Trout Coal Holdings, LLC	26-0004872
Kentucky	Union County Coal Co., LLC	74-3096591
West Virginia	Viper LLC	20-0041882
West Virginia	Weatherby Processing LLC	55-0757147
West Virginia	Wildcat, LLC	55-0783526
West Virginia	Winchester LLC	20-0052628
West Virginia	Winifrede Dock Limited Liability Company	55-0746752
Indiana	Yankeetown Dock, LLC	35-0923438
(State or Other Jurisdiction of Incorporation or Organization)	(Exact Name of Registrant as Specified in Its Charter)	(I.R.S. Employer Identification Number)

12312 Olive Boulevard, Suite 400
St. Louis, Missouri 63141
(314) 275-3600

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Joseph W. Bean, Esq.
Senior Vice President — Law &
Administration, General Counsel and
Corporate Secretary
12312 Olive Boulevard, Suite 400
St. Louis, Missouri 63141
(314) 275-3600

(Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent For Service)

Copy to:

Sarah Beshar, Esq.
Davis Polk & Wardwell LLP
450 Lexington Avenue
New York, NY 10017
(212) 450-4000

Approximate date of commencement of proposed sale to the public:  From time to time after this Registration Statement becomes effective.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.  ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☒

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☒

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☒	Accelerated filer ☐	Non-accelerated filer ☐	Smaller reporting company ☐
(Do not check if a smaller reporting company)

CALCULATION OF REGISTRATION FEE

		Proposed Maximum	Proposed Maximum	Amount of
Title of Each Class of	Amount to be	Aggregate Offering	Aggregate	Registration
Securities to be Registered	Registered(1)	Price per Unit(1)	Offering Price(1)	Fee(1)
Common Stock, par value $0.01 per share (and associated Series A Junior Participating Preferred Stock purchase rights)(2)
Preferred Stock
Debt Securities
Guarantees of Debt Securities(3)
Warrants to purchase Common Stock
Warrants to purchase Debt Securities
Purchase Contracts
Units

(1)	An indeterminate amount of securities to be offered at indeterminate prices is being registered pursuant to this registration statement. Upon the initial filing of the registration statement, amended by this post-effective amendment, the registrant deferred payment of the registration fee pursuant to Rule 456(b) and omitted this information in reliance on Rule 456(b) and Rule 457(r), except for $8064.36 that had already been paid with respect to securities that were previously registered pursuant to Registration Statement on Form S-3 (No. 333-157645) filed by the Registrant on March 3, 2009 (the “Prior Registration Statement”), and were not sold thereunder. Pursuant to Rule 457(p) under the Securities Act, such unutilized filing fee may be applied to the filing fee payable pursuant to this Registration Statement. The unsold securities pursuant to the Prior Registration Statement were deregistered and the Prior Registration Statement was terminated.

(2)	As of the date hereof, rights (the “Rights”) to purchase Series A Junior Participating Preferred Stock, par value $0.01 per share, issued pursuant to the Rights Agreement dated as of October 22, 2007, as amended, between the registrant and American Stock Transfer & Trust Company, as Rights Agent, are attached to and trade with the common stock, par value $0.01 per share, of the registrant. The value of the attributable Rights, if any, is reflected in the market price of the registrant’s common stock.

(3)	No separate consideration will be received for the guarantees of the debt securities.

EXPLANATORY NOTE

This registration statement is a post-effective amendment to the registration statement on Form S-3 of Patriot Coal Corporation (File No. 333-165052) (the “Registration Statement”). This post-effective amendment includes in the Registration Statement potential subsidiary guarantors as co-registrants and contains a revised base prospectus to be used by Patriot Coal Corporation in connection with offerings of the securities covered by the Registration Statement.

PROSPECTUS

PATRIOT COAL CORPORATION

COMMON STOCK •  PREFERRED STOCK •  DEBT SECURITIES •  WARRANTS •  PURCHASE CONTRACTS •  UNITS

We, or a selling security holder, may offer from time to time, in one or more series, any one or any combination of the following:

•	common stock;

•	preferred stock;

•	debt securities;

•	warrants;

•	purchase contracts; and

•	units.

The debt securities may be guaranteed by our subsidiaries identified in this prospectus.

The common stock of Patriot Coal Corporation is traded on the New York Stock Exchange under the symbol “PCX.”

Specific terms of these securities will be provided in supplements to this prospectus. You should read this prospectus and any supplement carefully before you invest.

You should read this prospectus and the applicable prospectus supplement, as well as the risks contained, or described in the documents incorporated by reference, in this prospectus and the accompanying prospectus supplement, before you invest.

Investing in these securities involves certain risks. See “Risk Factors” beginning on page 6 of this prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus is April 26, 2010

We are responsible for the information contained in or incorporated by reference in this prospectus. We, and any selling security holder, have not authorized anyone to provide you with different information and we take no responsibility for other information others may give you. We, and any selling security holder, are not making an offer of these securities in any state where the offer is not permitted. You should not assume that the information contained in or incorporated by reference in this prospectus is accurate as of any date other than the date on the front of this prospectus. Unless the context indicates otherwise, all references in this report to Patriot, the Company, us, we, or our include Patriot Coal Corporation and its subsidiaries.

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we filed with the SEC utilizing a “shelf” registration process. Under this shelf process, we, or a selling security holder, may sell any combination of the securities described in this prospectus in one or more offerings. This prospectus provides you with a general description of the securities we, or a selling security holder, may offer. Each time we, or a selling security holder, sell securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. You should read both this prospectus and any prospectus supplement together with additional information described under the heading “Where You Can Find More Information.”

THE COMPANY

We are a leading producer of thermal coal in the eastern United States, with operations and coal reserves in Appalachia and the Illinois Basin, our operating segments. We are also a leading United States producer of metallurgical quality coal. Our principal business is the mining, preparation and sale of thermal coal, also known as steam coal, for sale primarily to electric utilities and metallurgical coal, for sale to steel mills and independent coke producers. Our operations consist of fourteen mining complexes, which include company-operated mines, contractor-operated mines and coal preparation facilities. The Appalachia and Illinois Basin segments consist of our operations in West Virginia and Kentucky, respectively. We control approximately 1.8 billion tons of proven and probable coal reserves. Our proven and probable coal reserves include metallurgical coal and medium and high Btu thermal coal, with low, medium and high sulfur content.

We ship coal to electric utilities, industrial users, steel mills and independent coke producers. In the first three months of 2010, we sold 7.6 million tons of coal, of which 78% was sold to domestic electric utilities and industrial customers and 22% was sold to domestic and global steel and coke producers. In 2009, we sold 32.8 million tons of coal, of which 83% was sold to domestic electric utilities and industrial customers and 17% was sold to domestic and global steel and coke producers. Coal is shipped via various company-owned and third-party loading facilities, multiple rail and river transportation routes and ocean-going vessels.

We typically sell coal to utility and steel-making customers under contracts with terms of one year or more. We currently have 32 million tons and 17 million tons of our 2010 and 2011 coal sales, respectively, committed and sold at fixed or escalating prices.

Effective October 31, 2007, Patriot was spun off from Peabody Energy Corporation (Peabody). The spin-off was accomplished through a dividend of all outstanding shares of Patriot, resulting in Patriot becoming a separate, public company traded on the New York Stock Exchange (symbol PCX).

On July 23, 2008, Patriot completed the acquisition of Magnum Coal Company (Magnum). Magnum was one of the largest coal producers in Appalachia, operating eight mining complexes with production from surface and underground mines and controlling more than 600 million tons of proven and probable coal reserves. Magnum’s results are included as of the date of the acquisition.

Our principal executive offices are located at 12312 Olive Boulevard, Suite 400, St. Louis, Missouri, 63141 and our telephone number is (314) 275-3600. We maintain a website at www.patriotcoal.com where general information about us is available. We are not incorporating the contents of the website into this prospectus.

THE GUARANTORS

The guarantors of the debt securities may include the following companies, each of which is a direct or indirect wholly-owned subsidiary or limited partnership of Patriot Coal Corporation:

Affinity Mining Company	Kanawha River Ventures II, LLC
Apogee Coal Company, LLC	Kanawha River Ventures III, LLC
Appalachia Mine Services, LLC	KE Ventures, LLC
Beaver Dam Coal Company, LLC	Little Creek LLC
Big Eagle Rail, LLC	Logan Fork Coal Company
Big Eagle LLC	Magnum Coal Company LLC
Black Stallion Coal Company, LLC	Magnum Coal Sales LLC
Black Walnut Coal Company	Martinka Coal Company, LLC
Bluegrass Mine Services, LLC	Midland Trail Energy LLC
Brook Trout Coal, LLC	Midwest Coal Resources II, LLC
Catenary Coal Company, LLC	Mountain View Coal Company, LLC
Central States Coal Reserves of Kentucky, LLC	New Trout Coal Holdings II, LLC
Charles Coal Company, LLC	North Page Coal Corp.
Cleaton Coal Company	Ohio County Coal Company, LLC
Coal Clean LLC	Panther LLC
Coal Properties, LLC	Patriot Coal Company, L.P.
Coal Reserve Holding Limited Liability Company No. 2	Patriot Coal Sales LLC
Colony Bay Coal Company	Patriot Leasing Company LLC
Cook Mountain Coal Company, LLC	Patriot Midwest Holdings, LLC
Coyote Coal Company LLC	Patriot Trading LLC
Dakota LLC	Patriot Ventures LLC
Day LLC	Pine Ridge Coal Company, LLC
Dixon Mining Company, LLC	Pond Creek Land Resources, LLC
Dodge Hill Holding JV, LLC	Pond Fork Processing LLC
Dodge Hill Mining Company, LLC	Remington Holdings LLC
Dodge Hill of Kentucky, LLC	Remington II LLC
Eastern Associated Coal, LLC	Remington LLC
Eastern Coal Company, LLC	Rivers Edge Mining, Inc.
Eastern Royalty, LLC	Robin Land Company, LLC
Grand Eagle Mining, Inc.	Sentry Mining, LLC
HCR Holdings, LLC	Snowberry Land Company
Heritage Coal Company LLC	Speed Mining LLC
Highland Mining Company, LLC	Sterling Smokeless Coal Company, LLC
Highwall Mining LLC	TC Sales Company, LLC
Hillside Mining Company	The Presidents Energy Company LLC
Hobet Mining, LLC	Thunderhill Coal LLC
Indian Hill Company	Trout Coal Holdings, LLC
Infinity Coal Sales, LLC	Union County Coal Co., LLC
Interior Holdings, LLC	Viper LLC
IO Coal LLC	Weatherby Processing LLC
Jarrell’s Branch Coal Company	Wildcat, LLC
Jupiter Holdings LLC	Winchester LLC
Kanawha Eagle Coal, LLC	Winifrede Dock Limited Liability Company
Kanawha River Ventures I, LLC	Yankeetown Dock, LLC

If so provided in a prospectus supplement, each of the guarantors will fully and unconditionally guarantee on a joint and several basis our obligations under the debt securities, subject to certain limitations.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document that we file at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains an Internet site at http://www.sec.gov, from which interested persons can electronically access our SEC filings, including the registration statement and the exhibits and schedules thereto.

The SEC allows us to “incorporate by reference” the information we file with them, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is an important part of this prospectus, and information that we file later with the SEC will automatically update and supersede this information. We incorporate by reference the documents listed below and all documents subsequently filed with the SEC pursuant to Section 13(a), 13(c), 14, or 15(d) of the Securities Exchange Act of 1934, as amended, prior to the termination of the offering under this prospectus:

(a)	Current Reports on Form 8-K filed on January 5, 2010, January 6, 2010, January 7, 2010, February 23, 2010 (two 8-Ks), March 3, 2010, March 4, 2010 (with respect to Item 1.01 only), March 8, 2010 (two 8-Ks), March 9, 2010, March 16, 2010 and April 26, 2010 (two 8-Ks);

(b) Annual Report on Form 10-K for the year ended December 31, 2009;

(c) Definitive Proxy Statement on Schedule 14A filed on April 1, 2010; and

(d) Quarterly Report on Form 10-Q for the three months ended March 31, 2010.

You may also request copies of our filings, free of charge, by telephone at (314) 275-3680 or by mail at: Patriot Coal Corporation, 12312 Olive Boulevard, St. Louis, Missouri 63141, attention: Investor Relations.

SPECIAL NOTE ON FORWARD-LOOKING STATEMENTS

This prospectus includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We have based these forward-looking statements on our current expectations and projections about future events. These forward-looking statements are subject to risks, uncertainties, and assumptions about our business, including, among other things:

•	price volatility and demand, particularly in higher margin products;

•	geologic, equipment and operational risks associated with mining;

•	changes in general economic conditions, including coal, power and steel market conditions;

•	availability and costs of competing energy resources;

•	regulatory and court decisions including, but not limited to, those impacting permits issued pursuant to the Clean Water Act;

•	environmental laws and regulations and changes in the interpretation or enforcement thereof, including those affecting our operations and those affecting our customers’ coal usage;

•	developments in greenhouse gas emission regulation and treatment, including any development of commercially successful carbon capture and storage techniques or market-based mechanisms, such as a cap-and-trade system, for regulating greenhouse gas emissions;

•	coal mining laws and regulations;

•	labor availability and relations;

•	the outcome of pending or future litigation;

•	changes in the costs to provide healthcare to eligible active employees and certain retirees under postretirement benefit obligations;

•	changes to contribution requirements to multi-employer retiree healthcare and pension plans;

•	reductions of purchases or deferral of shipments by major customers;

•	availability and costs of credit, surety bonds and letters of credit;

•	customer performance and credit risks;

•	inflationary trends, including those impacting materials used in our business;

•	worldwide economic and political conditions;

•	downturns in consumer and company spending;

•	supplier and contract miner performance, and the availability and cost of key equipment and commodities;

•	availability and costs of transportation;

•	difficulty in implementing our business strategy;

•	our ability to replace proven and probable coal reserves;

•	the outcome of commercial negotiations involving sales contracts or other transactions;

•	our ability to respond to changing customer preferences;

•	our dependence on Peabody Energy for a significant portion of our revenues;

•	failure to comply with debt covenants;

•	the effects of mergers, acquisitions and divestitures, including our ability to successfully integrate mergers and acquisitions;

•	weather patterns affecting energy demand;

•	competition in our industry;

•	interest rate fluctuation;

•	wars and acts of terrorism or sabotage;

•	impact of pandemic illness; and

•	other factors, including those discussed in Legal Proceedings, set forth in Part I, Item 3 of our Annual Report on Form 10-K for the year ended December 31, 2009 and in Part II, Item 1 of our Quarterly Report on Form 10-Q for the three months ended March 31, 2010.

These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in the documents incorporated by reference. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary materially from what we projected. Consequently, actual events and results may vary significantly from those included in, or contemplated or implied by our forward-looking statements. We do not undertake any obligation (and expressly disclaim any such obligation) to update or revise the forward-looking statements, except as required by federal securities laws.

RISK FACTORS

An investment in our securities involves risks. We urge you to consider carefully the risks described below. Additional risks, including those that relate to any particular securities we offer, may be included in a prospectus supplement that we authorize from time to time.

Our business, financial condition, results of operations and cash flows could be materially adversely affected by any of the risks described below. The market or trading price of our securities could decline due to any of the risks described below. Additional risks not presently known to us or that we currently deem immaterial also may impair our business and operations or cause the price of our securities to decline.

Risk Factors Relating to Our Business

A decline in coal prices could reduce our revenues and the value of our coal reserves.

Our results of operations are dependent upon the prices we charge for our coal as well as our ability to maximize productivity and control costs. Declines in the prices we receive for our coal could adversely affect our operating results and our ability to generate the cash flows we require to fund our existing operations and obligations, improve our productivity and reinvest in our business. The prices we receive for coal depend upon numerous factors beyond our control, including coal and power market conditions, weather patterns affecting energy demand, competition in our industry, availability and costs of competing energy resources, worldwide economic and political conditions, economic strength and political stability in the U.S. and countries in which we have customers, the outcome of commercial negotiations involving sales contracts or other transactions, customer performance and credit risk, availability and costs of transportation, our ability to respond to changing customer preferences, reductions of purchases by major customers, and legislative and regulatory developments, including new environmental regulations affecting the use of coal, such as mercury and carbon dioxide-related limitations. Any material decrease in demand would cause coal prices to decline and require us to decrease costs in order to maintain our margins.

Any change in coal consumption patterns, in particular by U.S. electric power generators or global steel producers, could result in a decrease in the use of coal by those consumers, which could result in lower prices for our coal, a reduction in our revenues and an adverse impact on our earnings and the value of our coal reserves.

Thermal coal accounted for approximately 78% of our coal sales volume during the three months ended March 31, 2010 and approximately 83%, 79% and 77% of our coal sales volume during the years ended December 31, 2009, 2008 and 2007, respectively. The majority of our sales of thermal coal were to U.S. electric power generators. The amount of coal consumed for U.S. electric power generation is affected primarily by the overall demand for electricity; the location, availability, quality and price of competing fuels for power such as natural gas, nuclear, fuel oil and alternative energy sources such as wind and hydroelectric power; technological developments; limitations on financings for coal-fueled power plants and governmental regulations, including increasing difficulties in obtaining permits for coal-fueled power plants and more burdensome restrictions in the permits received for such facilities. In addition, the increasingly stringent requirements of the Clean Air Act or other laws and regulations, including tax credits that have been or may be provided for alternative energy sources and renewable energy mandates that have been or may be imposed on utilities, may result in more electric power generators shifting away from coal-fueled generation, the closure of existing coal-fueled plants and the building of more non-coal fueled electrical generating sources in the future. All of the foregoing could reduce demand for our coal, which could reduce our revenues, earnings and the value of our coal reserves.

Weather patterns can greatly affect electricity generation. Extreme temperatures, both hot and cold, cause increased power usage and, therefore, increased generating requirements from all sources. Mild temperatures, on the other hand, result in lower electrical demand. Accordingly, significant changes in weather patterns impact the demand for our coal.

Overall economic activity and the associated demands for power by industrial users can also have significant effects on overall electricity demand. Deterioration in U.S. electric power demand would reduce the demand for our thermal coal and could impact the collectability of our accounts receivable from electric utility customers.

Metallurgical coal accounted for approximately 22% of our coal sales volume during the three months ended March 31, 2010 and approximately 17%, 21% and 23% of our coal sales volume during the years ended December 31, 2009, 2008 and 2007, respectively. A significant portion of our sales of metallurgical coal was to the U.S. steel industry. The majority of our metallurgical coal production is priced annually, and as a result, a decrease in near term metallurgical coal prices could decrease our profitability. The recent global recession resulted in decreased demand worldwide for steel and electricity. Deterioration in global steel production reduced the demand for our metallurgical coal, resulting in customer deferrals and cancellations of deliveries during 2009. In addition, the steel industry relies on electric arc furnaces or pulverized coal processes to make steel. These processes do not use furnace coke, an intermediate product produced from metallurgical coal. Therefore, growth in future steel production may not represent increased demand for metallurgical coal. If the demand or pricing for metallurgical coal decreases in the future, the amount of metallurgical coal we sell and prices that we receive for it could decrease, thereby reducing our revenues and adversely impacting our earnings and the value of our coal reserves.

Because we sell substantially all of our coal to electric utilities and steel producers, our business and results of operations are closely linked to the global demand for electricity and steel production. Historically, global demand for basic inputs, including for electricity and steel production, has decreased during periods of economic downturn. The recent recession created economic uncertainty, and electric utilities and steel producers responded by decreasing production.

Any downward pressure on coal prices, whether due to increased use of alternative energy sources, changes in weather patterns, decreases in overall demand or otherwise, would reduce our revenues and likely adversely impact our earnings and the value of our coal reserves. Additionally, if the current global recession results in sustained decreases in the global demand for electricity and steel production, our financial condition, results of operations and cash flows could be materially and adversely affected.

Increased competition both within the coal industry, and outside of it, such as competition from alternative fuel providers, may adversely affect our ability to sell coal, and any excess production capacity in the industry could put downward pressure on coal prices.

The coal industry is intensely competitive both within the industry and with respect to other fuel sources. The most important factors with which we compete are price, coal quality and characteristics, transportation costs from the mine to the customer and reliability of supply. Our principal competitors include Alpha Natural Resources, Inc., Arch Coal, Inc., CONSOL Energy, Inc., International Coal Group, Inc., James River Coal Company, Massey Energy Company and Peabody Energy Corporation. We also compete directly with all other Central Appalachian coal producers, as well as producers from other basins including Northern and Southern Appalachia, the western U.S. and the Interior U.S., and foreign countries, including Colombia, Venezuela, Australia and Indonesia.

Depending on the strength of the U.S. dollar relative to currencies of other coal-producing countries, coal from such origins could enjoy cost advantages that we do not have. Several domestic coal-producing regions have lower-cost production than Central Appalachia, including the Powder River Basin in Wyoming. Coal with lower delivered costs shipped east from western coal mines and from offshore sources can result in increased competition for coal sales in regions historically sourced from Appalachian producers.

During the mid-1970s and early 1980s, a growing coal market and increased demand for coal attracted new investors to the coal industry, spurred the development of new mines and resulted in production capacity in excess of market demand throughout the industry. We could experience decreased profitability if future coal production is consistently greater than coal demand. Increases in coal prices could encourage the development of expanded coal producing capacity in the U.S. and abroad. Any resulting overcapacity from existing or new competitors could reduce coal prices and, therefore, our revenue and profitability.

We also face competition from renewable energy providers, like biomass, wind and solar, and other alternative fuel sources, like natural gas and nuclear. Should renewable energy sources become more competitively priced, which may be more likely to occur given the federal tax incentives for alternative fuel sources that are already in place and that may be expanded in the future, or sought after as an energy substitute for fossil fuels, the demand for such fuels may adversely impact the demand for coal. Existing fuel sources also compete directly with coal. For example, weak natural gas prices in 2009 caused some utilities to dispatch their natural gas-fueled plants instead of their coal-fueled plants.

Our operations are subject to geologic, equipment and operational risks, including events beyond our control, which could result in higher operating expenses and/or decreased production and sales and adversely affect our operating results.

Our coal mining operations are conducted in underground and surface mines. The level of our production at these mines is subject to operating conditions and events beyond our control that could disrupt operations, affect production and the cost of mining at particular mines for varying lengths of time and have a significant impact on our operating results. Adverse operating conditions and events that coal producers have experienced in the past include changes or variations in geologic conditions, such as the thickness of the coal deposits and the amount of rock embedded in or overlying the coal deposit; mining and processing equipment failures and unexpected maintenance problems; adverse weather and natural disasters, such as snowstorms, ice storms, heavy rains and flooding; accidental mine water inflows; and unexpected suspension of mining operations to prevent, or due to, a safety accident, including fires and explosions from methane and other sources.

If any of these conditions or events occur in the future at any of our mines or affect deliveries of our coal to customers, they may increase our cost of mining, delay or halt production at particular mines, or negatively impact sales to our customers either permanently or for varying lengths of time, which could adversely affect our results of operations, cash flows and financial condition. We cannot assure you that these risks would be fully covered by our insurance policies.

Both our Federal and Panther longwalls encountered some adverse geologic conditions in 2009, but significantly less than the difficulties encountered in 2008. The improved production in 2009 reflects the benefits of mine plan adjustments made in late 2008 to minimize the impact of difficult geology.

In both March and February 2010, we announced that active mining operations at our Federal mine were temporarily suspended upon discovering potentially adverse atmospheric conditions in the mine. Our Federal mine is currently operational.

In addition, the geological characteristics of underground coal reserves in Appalachia and the Illinois Basin, such as rock intrusions, overmining, undermining and coal seam thickness, make these coal reserves complex and costly to mine. As mines become depleted, replacement reserves may not be mineable at costs comparable to those characteristic of the depleting mines. These factors could materially and adversely affect the mining operations and the cost structures of our mining complexes and customers’ willingness to purchase our coal.

A prolonged shortage of skilled labor and qualified managers in our operating regions could pose a risk to labor productivity and competitive costs and could adversely affect our profitability.

Efficient coal mining using modern techniques and equipment requires skilled laborers with mining experience and proficiency as well as qualified managers and supervisors. In recent years, a shortage of experienced coal miners and managers in Appalachia and the Illinois Basin has at times negatively impacted our production levels and increased our costs. A prolonged shortage of experienced labor could have an adverse impact on our productivity and costs and our ability to expand production in the event there is an increase in the demand for our coal, which could adversely affect our profitability.

We could be negatively affected if we fail to maintain satisfactory labor relations.

As of March 31, 2010, Patriot had approximately 3,700 employees. Approximately 52% of the employees at company operations were represented by an organized labor union and they generated approximately 51% of the sales volume for the three months ended March 31, 2010 and 46% of the sales volume for the year ended December 31, 2009. Relations with our employees and, where applicable organized labor, are important to our success. Union labor is represented by the UMWA under labor agreements which expire December 31, 2011. Our represented workers work at various sites in Appalachia and at the Highland complex in the Illinois Basin.

Due to the increased risk of strikes and other work-related stoppages that may be associated with union operations in the coal industry, our competitors who operate without union labor may have a competitive advantage in areas where they compete with our unionized operations. If some or all of our current non-union operations or those of third party contract miners were to become organized, we could incur an increased risk of work stoppages.

Our ability to operate our company effectively could be impaired if we lose key personnel or fail to attract qualified personnel.

We manage our business with a number of key personnel, the loss of a number of whom could have a material adverse effect on us. In addition, as our business develops and expands, we believe that our future success will depend greatly on our continued ability to attract and retain highly skilled and qualified personnel. We cannot be certain that key personnel will continue to be employed by us or that we will be able to attract and retain qualified personnel in the future. Failure to retain or attract key personnel could have a material adverse effect on us.

If our business does not generate sufficient cash for operations, we may not be able to repay borrowings under our revolving credit facility or fund other liquidity needs, and the amount of our indebtedness could affect our ability to grow and compete.

Our ability to pay principal and interest on our debt and to refinance our debt, if necessary, will partially depend upon our operating performance. Our business may not generate sufficient cash flows from operations, and future borrowings may not be available to us under our revolving credit facility or otherwise in an amount sufficient to enable us to repay any borrowings under any of our obligations or to fund our other liquidity needs. We also have significant lease and long-term royalty obligations. Our ability to meet our debt, lease and royalty obligations will depend upon our operating performance, which will be affected by economic conditions and a variety of other business factors, many of which are beyond our control.

The amount of our indebtedness, as well as the recent global recession, could have significant consequences, including, but not limited to: (i) limiting our ability to pay principal on our obligations; (ii) limiting our ability to refinance the revolver under our revolving credit facility, which expires October 2011, or our convertible debt, which matures on May 31, 2013, on commercially reasonable terms, or terms acceptable to us or at all; (iii) limiting our ability to obtain additional financing to fund capital expenditures, future acquisitions, working capital or other general corporate requirements; (iv) placing us at a competitive disadvantage with competitors with lower amounts of debt or more advantageous financing options; and (v) limiting our flexibility in planning for, or reacting to, changes in the coal industry. Any inability by us to obtain financing in the future on favorable terms could have a negative effect on our results of operations, cash flows and financial condition.

In April 2010, we received commitments to amend and restate our revolving credit facility to, among other things, extend the maturity date and adjust capacity, pending the realization of certain events. See our 8-K filed the date hereof.

Our operations may depend on the availability of additional financing and access to funds under our revolving credit facility.

We expect to have sufficient liquidity to support the development of our business. In the future, however, we may require additional financing for liquidity, capital requirements and growth initiatives. We are dependent on our ability to generate cash flows from operations and to borrow funds and issue securities in the capital markets to maintain and expand our business. We may need to incur debt on terms and at interest rates that may not be as favorable as they have been.

Our current revolving credit facility is comprised of a group of lenders, each of which has severally agreed to make loans to us under the facility. Currently each of these lenders has met its individual obligation; however, based on the recent instability related to financial institutions we can make no assurances that all future obligations will be met. A failure by one or more of the participants to meet its obligation in the future could have a materially adverse impact on our liquidity, results of operations and financial condition.

In late 2008 and early 2009, the credit markets experienced extreme volatility and disruption. Any inability by us to obtain financing in the future on favorable terms could have a negative effect on our results of operations, cash flows and financial condition.

In April 2010, we received commitments to amend and restate our revolving credit facility to, among other things, extend the maturity date and adjust capacity, pending the realization of certain events. See our 8-K filed the date hereof.

Failure to obtain or renew surety bonds in a timely manner and on acceptable terms could affect our ability to secure reclamation and employee-related obligations, which could adversely affect our ability to mine coal.

U.S. federal and state laws require us to secure certain of our obligations relating to reclaiming land used for mining, paying federal and state workers’ compensation, and satisfying other miscellaneous obligations. The primary method for us to meet those obligations is to provide a third-party surety bond or letters of credit. As of March 31, 2010, we had outstanding surety bonds and letters of credit aggregating $516.6 million, of which $231.0 million was for post-mining reclamation, $201.1 million related to workers’ compensation obligations, $50.5 million was for retiree health obligations, $10.3 million was for coal lease obligations and $23.7 million was for other obligations (including collateral for surety companies and bank guarantees, road maintenance and performance guarantees). These bonds are typically renewable on an annual basis and the letters of credit are available through our revolving credit facility.

As of December 31, 2009, Arch Coal, Inc. (Arch) held surety bonds of $93.3 million related to properties acquired by Patriot in the Magnum acquisition, of which $91.7 million related to reclamation. As a result of the acquisition, we are required to post letters of credit in Arch’s favor in phases, measured on six-month intervals, ending February 2011 for the amount of our accrued reclamation liabilities related to those certain properties. As of December 31, 2009, our accrued reclamation liabilities related to those certain properties were approximately $33.1 million, for which we currently have approximately $16.5 million of letters of credit posted in Arch’s favor. Peabody guarantees certain of our workers’ compensation obligations which totaled $152.1 million at December 31, 2009, with the U.S. Department of Labor (DOL). We may be required to either post letters of credit in Peabody’s favor for up to $152.1 million if Peabody continues to guarantee this obligation or post our own surety directly with the DOL by July 2011.

The recent economic recession and volatility and disruption in the credit markets could result in surety bond issuers deciding not to continue to renew the bonds or to demand additional collateral upon those renewals. Our failure to maintain, or inability to acquire, surety bonds or to provide a suitable alternative would have a material adverse effect on us. That failure could result from a variety of factors including lack of availability, higher expense or unfavorable market terms of new surety bonds, restrictions on the availability of collateral for current and future third-party surety bond issuers under the terms of our revolving credit facility and the exercise by third-party surety bond issuers of their right to refuse to renew the surety.

We could be adversely affected by a decline in the creditworthiness or financial condition of our customers.

A significant portion of our revenues is generated through sales to a marketing affiliate of Peabody, and we supply coal to Peabody on a contract basis so Peabody can meet its commitments under customer agreements in existence prior to the spin-off sourced from our operations. Our remaining sales are made directly to electric utilities, industrial companies and steelmakers.

Our ability to receive payment for coal sold and delivered depends on the continued creditworthiness of our customers. Our customer base has changed with deregulation as some utilities have sold their power plants to their non-regulated affiliates or third parties. These new power plant owners or other customers may have credit ratings that are below investment grade. If the creditworthiness of our customers declines significantly and customers fail to stay current on their payments, our business could be adversely affected.

As of March 31, 2010, we had $136.3 million in notes receivable outstanding from a single counterparty, arising out of the sale of coal reserves and surface land. Each of these notes contains a cross-collaterization provision secured primarily by the underlying coal reserves and surface land.

In addition, many companies are struggling to maintain their business given the current economic conditions. If our customers are significantly and negatively impacted by the current economic conditions, or by other business factors, our results of operations and financial condition could be materially adversely affected.

Prolonged global recessionary conditions could adversely affect our financial condition and results of operations.

Because we sell substantially all of our coal to electric utilities and steel producers, our business and results of operations are closely linked to global demand for electricity and steel production. Historically, global demand for basic inputs, including electricity and steel production, has decreased during periods of economic downturn. Prolonged decreases in global demand for electricity and steel production, could adversely affect our financial condition and results of operations.

The recent downturn in the domestic and international financial markets has created economic uncertainty and raised the risk of prolonged global recessionary conditions. During the downturn, as the demand for coal declined, certain of our thermal and metallurgical coal customers delayed shipments or requested deferrals pursuant to existing long-term coal supply agreements. Other customers may, in the future, seek to delay shipments or request deferrals under existing agreements. Customer deferrals, if agreed to, could affect the amount of revenue we recognize in a certain period and could adversely affect our results of operations and liquidity if we do not receive equivalent value from such customers and we are unable to sell committed coal at the contracted prices under our existing coal supply agreements.

Additionally, certain of our contracts establish prices and terms that allow us to expect relatively higher levels of profitability than other contracts, assuming both we and our customer perform under the terms of these agreements. To the extent we or a customer do not fully perform under one of these relatively more profitable contracts, our results of operations and operating profit in the reporting period during which such non performance occurs would be materially and adversely affected.

A decrease in the availability or increase in costs of key supplies, capital equipment or commodities used in our mining operations could decrease our profitability.

Our purchases of some items of underground mining equipment are concentrated with one principal supplier. Further, our coal mining operations use significant amounts of steel, diesel fuel, explosives and tires. Steel is used in roof control for roof bolts that are required for the room-and-pillar method of mining. If the cost of any of these inputs increases significantly, or if a source for such mining equipment or supplies was unavailable to meet our replacement demands, our profitability could be reduced.

Failures of contractor-operated sources to fulfill the delivery terms of their contracts with us could reduce our profitability.

Within our normal mining operations, we utilize third party sources for some coal production, including contract miners, to fulfill deliveries under our coal supply agreements. Approximately 20% of our total sales volume for the three months ended March 31, 2010 and 23% of our total sales volume for the year ended December 31, 2009 was attributable to third-party contractor-operated mines. Certain of their mines have experienced adverse geologic conditions, escalated operating costs and/or financial difficulties that have made their delivery of coal to us at the contracted price difficult or uncertain and, in many instances, these costs have been passed along to us. Our profitability or exposure to loss on transactions or relationships such as these is dependent upon a variety of factors, including the availability and reliability of the third-party supply; the price and financial viability of the third-party supply; our obligation to supply coal to our customers in the event that adverse geologic conditions restrict deliveries from our suppliers; our willingness to reimburse temporary cost increases experienced by third-party coal suppliers; our ability to pass on temporary cost increases to customers; our ability to substitute, when economical, third-party coal sources with internal production or coal purchased in the market; and other factors.

Fluctuations in transportation costs, the availability or reliability of transportation facilities and our dependence on a single rail carrier for transport from certain of our mining complexes could affect the demand for our coal or temporarily impair our ability to supply coal to our customers.

Coal producers depend upon rail, barge, truck, overland conveyor, ocean-going vessels and port facilities to deliver coal to customers. While our coal customers typically arrange and pay for transportation of coal from the mine or port to the point of use, disruption of these transportation services because of weather-related problems, infrastructure damage, strikes, lock-outs, lack of fuel or maintenance items, transportation delays, lack of rail or port capacity or other events could temporarily impair our ability to supply coal to customers and thus could adversely affect our results of operations, cash flows and financial condition.

Transportation costs represent a significant portion of the total cost of coal for our customers, and the cost of transportation is an important factor in a customer’s purchasing decision. Increases in transportation costs, including increases resulting from emission control requirements and fluctuations in the price of diesel fuel and demurrage, could make coal a less competitive source of energy when compared to alternative fuels such as natural gas, or could make Appalachian and/or Illinois Basin coal production less competitive than coal produced in other regions of the U.S. or abroad.

Significant decreases in transportation costs could result in increased competition from coal producers in other parts of the country and from abroad. Coordination of the many eastern loading facilities, the large number of small shipments, terrain and labor issues all combine to make shipments originating in the eastern U.S. inherently more expensive on a per ton-mile basis than shipments originating in the western U.S. Historically, high coal transportation rates from the western coal producing areas into Central Appalachian markets limited the use of western coal in those markets. However, a decrease in rail rates from the western coal producing areas to markets served by eastern U.S. producers could create major competitive challenges for eastern producers. Increased competition due to changing transportation costs could have an adverse effect on our business, financial condition and results of operations.

Coal produced at certain of our mining complexes is transported to our customers by a single rail carrier. If there are significant disruptions in the rail services provided by that carrier or if the rail rates rise significantly, then costs of transportation for our coal could increase substantially. Additionally, if there are disruptions of the transportation services provided by the railroad and we are unable to find alternative transportation providers to ship our coal, our business and profitability could be adversely affected.

Our future success depends upon our ability to develop our existing coal reserves and to acquire additional reserves that are economically recoverable.

Our recoverable reserves decline as we produce coal. We have not yet applied for the permits required or developed the mines necessary to use all of our proven and probable coal reserves that are economically recoverable. Furthermore, we may not be able to mine all of our proven and probable coal reserves as profitably as we do at our current operations. Our future success depends upon our conducting successful exploration and development activities and acquiring properties containing economically recoverable proven and probable coal reserves. Our current strategy includes using our existing properties and increasing our proven and probable coal reserves through acquisitions of leases and producing properties.

Our planned mine development projects and acquisition activities may not result in significant additional proven and probable coal reserves and we may not have continuing success developing additional mines. A substantial portion of our proven and probable coal reserves is not located adjacent to current operations and will require significant capital expenditures to develop. In order to develop our proven and probable coal reserves, we must receive various governmental permits. We make no assurances that we will be able to obtain the governmental permits that we would need to continue developing our proven and probable coal reserves.

Our mining operations are conducted on properties owned or leased by us. We may not be able to negotiate new leases from private parties or obtain mining contracts for properties containing additional proven and probable coal reserves or maintain our leasehold interest in properties on which mining operations are not commenced during the term of the lease.

Inaccuracies in our estimates of economically recoverable coal reserves could result in lower than expected revenues, higher than expected costs or decreased profitability.

We base our proven and probable coal reserve information on engineering, economic and geological data assembled and analyzed by our staff, which includes various engineers and geologists, and outside firms. The reserve estimates as to both quantity and quality are annually updated to reflect production of coal from the reserves and new drilling or other data received. There are numerous uncertainties inherent in estimating quantities and qualities of and costs to mine recoverable reserves, including many factors beyond our control. Estimates of economically recoverable coal reserves and net cash flows necessarily depend upon a number of variable factors and assumptions relating to geological and mining conditions, relevant historical production statistics, the assumed effects of regulation and taxes, future coal prices, operating costs, mining technology improvements, development costs and reclamation costs.

For these reasons, estimates of the economically recoverable quantities and qualities attributable to any particular group of properties, classifications of coal reserves based on risk of recovery and estimates of net cash flows expected from particular reserves prepared by different engineers or by the same engineers at different times may vary substantially. Actual coal tonnage recovered from identified reserve areas or properties and revenues and expenditures with respect to our proven and probable coal reserves may vary materially from estimates. These estimates, thus, may not accurately reflect our actual coal reserves. Any inaccuracy in our estimates related to our proven and probable coal reserves could result in lower than expected revenues, higher than expected costs or decreased profitability.

As our coal supply agreements expire, our revenues and operating profits could be negatively impacted if we are unable to extend existing agreements or enter new long-term supply agreements due to competition, changing coal purchasing patterns or other variables.

As our coal supply agreements expire, we will compete with other coal suppliers to renew these agreements or to obtain new sales. If we cannot renew these coal supply agreements with our customers or find alternate customers willing to purchase our coal, our revenue and operating profits could suffer. We continue to supply coal to Peabody under contracts that existed at the date of spin-off. Contracts with Peabody to purchase coal sourced from our operations accounted for 19% of our revenues for the three months ended March 31, 2010. Contracts with Peabody to purchase coal sourced from our operations accounted for 22% and 20% of our revenues for the years ended December 31, 2009 and 2008, respectively.

Our customers may decide not to extend existing agreements or enter into new long-term contracts or, in the absence of long-term contracts, may decide to purchase fewer tons of coal than in the past or on different terms, including under different pricing terms. The global recession has resulted in decreased demand worldwide for steel and electricity. This decrease in demand may cause our customers to delay negotiations for new contracts and/or request lower pricing terms. Furthermore, uncertainty caused by laws and regulations affecting electric utilities could deter our customers from entering into long-term coal supply agreements. Some long-term contracts contain provisions for termination due to environmental changes if these changes prohibit utilities from burning the contracted coal. To the degree that we operate outside of long-term contracts, our revenues are subject to pricing in the spot market that can be significantly more volatile than the pricing structure negotiated through a long-term coal supply agreement. This volatility could adversely affect the profitability of our operations if spot market pricing for coal is unfavorable.

In most of the contract price adjustment provisions, failure of the parties to agree on price adjustments may allow either party to terminate the contract. Coal supply agreements typically contain force majeure provisions allowing temporary suspension of performance by us or the customer during the duration of specified events beyond the control of the affected party. Most of our coal supply agreements contain provisions requiring us to deliver coal meeting quality thresholds for certain characteristics such as heat value, sulfur content, ash content, chlorine content, hardness and ash fusion temperature in the case of thermal coal. Failure to meet these specifications could result in economic penalties, including price adjustments, purchasing replacement coal in a higher priced open market, the rejection of deliveries or termination of the contracts.

Many agreements also contain provisions that permit the parties to adjust the contract price upward or downward for specific events, including inflation or deflation, and changes in the laws regulating the timing, production, sale or use of coal. Moreover, a limited number of these agreements permit the customer to terminate the contract if transportation costs, which are typically borne by the customer, increase substantially or in the event of changes in regulations affecting the coal industry, that increase the price of coal beyond specified amounts.

Any defects in title of leasehold interests in our properties could limit our ability to mine these properties or could result in significant unanticipated costs.

We conduct a significant part of our mining operations on properties that we lease. These leases were entered into over a period of many years by certain of our predecessors and title to our leased properties and mineral rights may not be thoroughly verified until a permit to mine the property is obtained. Our right to mine some of our proven and probable coal reserves may be materially adversely affected if there were defects in title or boundaries. In order to obtain leases or mining contracts to conduct our mining operations on property where these defects exist, we may in the future have to incur unanticipated costs, which could adversely affect our profitability.

The covenants in our revolving credit facility and other debt indentures impose restrictions that could limit our operational and financial flexibility.

The revolving credit facility contains certain customary covenants, including financial covenants limiting our total indebtedness (maximum leverage ratio of 2.75) and requiring minimum EBITDA (as defined in the revolving credit facility) coverage of interest expense (minimum interest coverage ratio of 4.0), as well as certain limitations on, among other things, additional debt, liens, investments, acquisitions and capital expenditures, future dividends, common stock repurchases and asset sales. Compliance with debt covenants may limit our ability to draw on our revolving credit facility. In addition, the indenture for our convertible notes prohibits us from engaging in certain mergers or acquisitions unless, among other things, the surviving entity assumes our obligations under the notes. These and other provisions could prevent or deter a third party from acquiring us even where the acquisition could be beneficial to our stockholders.

In April 2010, we received commitments to amend and restate our revolving credit facility to, among other things, extend the maturity date and adjust capacity, pending the realization of certain events. See our 8-K filed the date hereof.

The ownership and voting interest of Patriot stockholders could be diluted as a result of the issuance of shares of our common stock to the holders of convertible notes upon conversion.

The issuance of shares of our common stock upon conversion of the convertible notes could dilute the interests of Patriot’s existing stockholders. The convertible notes are convertible at the option of the holders during the period from issuance to February 15, 2013 into a combination of cash and shares of our common stock, unless we elect to deliver cash in lieu of the common stock portion. The number of shares of our common stock that we may deliver upon conversion will depend on the price of our common stock during an observation period as described in the indenture. Specifically, the number of shares deliverable upon conversion will increase as the common stock price increases above the conversion price of $67.67 per share during the observation period. The maximum number of shares that we may deliver is 2,955,560. However, if certain fundamental changes occur in our business that are deemed “make-whole fundamental changes” as defined by the indenture, the number of shares deliverable on conversion may increase, up to a maximum amount of 4,137,788 shares. These maximum amounts, the conversion rate and conversion price are subject to adjustment for certain dilutive events, such as a stock split or a distribution of a stock dividend.

The net share settlement feature of our convertible notes may have adverse consequences on our liquidity.

We will pay an amount in cash equal to the aggregate principal portion of our convertible notes calculated as described under the indenture for the convertible notes. Because we must settle at least a portion of the conversion obligation with regard to the convertible notes in cash, the conversion of our convertible notes may significantly reduce our liquidity.

Peabody and its shareholders who received Patriot shares at the time of the spin-off could be subject to material amounts of taxes if the spin-off is determined to be a taxable transaction.

On September 26, 2007, Peabody received a ruling from the Internal Revenue Service (IRS) to the effect that the spin-off qualified as a tax-free transaction under Section 355 of the Code. The IRS did not rule on whether the spin-off satisfied certain requirements necessary to obtain tax-free treatment under Section 355 of the Code. Therefore, in addition to obtaining the ruling from the IRS, Peabody received a favorable opinion from Ernst & Young LLP as to the satisfaction of these qualifying conditions required for the application of Section 355 to the spin-off. Ernst & Young LLP’s tax opinion is not binding on the IRS or the courts.

The letter ruling and the Ernst & Young LLP opinion relied on certain representations, assumptions and undertakings, including those relating to the past and future conduct of our business, and neither the letter ruling nor the Ernst & Young LLP opinion would be valid if such representations, assumptions and undertakings were incorrect. Moreover, the letter ruling did not address all of the issues that are relevant to determining whether the distribution would qualify for tax-free treatment. Notwithstanding the letter ruling and the Ernst & Young LLP opinion, the IRS could determine that the distribution should be treated as a taxable transaction if it determines that any of the representations, assumptions or undertakings that were included in the request for the letter ruling are false or have been violated or if it disagrees with the conclusions in the Ernst & Young LLP opinion that are not covered by the letter ruling. If, notwithstanding the letter ruling and opinion, the spin-off is determined to be a taxable transaction, Peabody shareholders who received Patriot shares at the time of the spin-off and Peabody could be subject to material amounts of taxes.

Patriot could be liable to Peabody for adverse tax consequences resulting from certain change in control transactions and therefore could be prevented from engaging in strategic or capital raising transactions.

Peabody could recognize taxable gain if the spin-off is determined to be part of a plan or series of related transactions pursuant to which one or more persons acquire, directly or indirectly, stock representing a 50% or greater interest in either Peabody or Patriot. Under the Code, any acquisitions of Peabody or Patriot within the four-year period beginning two years before the date of the spin-off are presumed to be part of such a plan unless they are covered by at least one of several mitigating rules established by IRS regulations. Nonetheless, a merger, recapitalization or acquisition, or issuance or redemption of Patriot common stock after the spin-off could, in some circumstances, be counted toward the 50% change of ownership threshold. The tax separation agreement precludes Patriot from engaging in some of these transactions unless Patriot first obtains a tax opinion acceptable to Peabody or an IRS ruling to the effect that such transactions will not result in additional taxes. The tax separation agreement further requires Patriot to indemnify Peabody for any resulting taxes regardless of whether Patriot first obtains such opinion or ruling. As a result, Patriot may not be able to engage in strategic or capital raising transactions that stockholders might consider favorable, or to structure potential transactions in the manner most favorable to Patriot.

Although not required pursuant to the terms of the tax separation agreement, in connection with the execution of the Magnum merger agreement, Patriot obtained an opinion dated April 2, 2008 from Ernst & Young LLP to the effect that the issuance of the Patriot common stock pursuant to the merger agreement would not result in an acquisition of a 50% or greater interest in Patriot within the meaning of Sections 355(d)(4) and (3)(4)(A) of the Code.

Terrorist attacks and threats, escalation of military activity in response to such attacks or acts of war may negatively affect our business, financial condition and results of operations.

Terrorist attacks against U.S. targets, rumors or threats of war, actual conflicts involving the U.S. or its allies, or military or trade disruptions affecting our customers or the economy as a whole may materially adversely affect our operations or those of our customers. As a result, there could be delays or losses in transportation and deliveries of coal to our customers, decreased sales of our coal and extension of time for payment of accounts receivable from our customers. Strategic targets such as energy-related assets may be at greater risk of future terrorist attacks than other targets in the United States. In addition, disruption or significant increases in energy prices could result in government-imposed price controls. Any of these occurrences, or a combination of them, could have a material adverse effect on our business, financial condition and results of operations.

Risks Related to Environmental and Other Regulation

Recent increased focus by regulatory authorities on the effects of surface coal mining on the environment, the disposal of mining spoil material and surface coal mining permitting may materially adversely affect us.

Section 404 of the Clean Water Act requires mining companies to obtain Army Corps of Engineers (ACOE) permits to place material in streams for the purpose of creating slurry ponds, water impoundments, refuse areas, valley fills or other mining activities. As is the case with other coal mining companies operating in Appalachia, our construction and mining activities, including certain of our surface mining operations, frequently require Section 404 permits. ACOE issues two types of permits pursuant to Section 404 of the Clean Water Act: “nationwide” (or general) and “individual” permits. Nationwide permits are issued to streamline the permitting process for dredging and filling activities that have minimal adverse environmental impacts. Regulators are considering prohibiting the use of nationwide permits for surface coal mining in Appalachia. The issuance of permits to construct valley fills and refuse impoundments under Section 404 of the Clean Water Act, has been the subject of many recent court cases and increased regulatory oversight, including the recent issuance of new water quality guidelines, resulting in permitting delays that are expected to cause a delay in or even prevent the opening of new mines. See Item 1. Regulatory Matters of our Annual Report on Form 10-K for the year ended December 31, 2009 for additional description of Section 404 of the Clean Water Act.

It is unknown what future changes will be implemented to the permitting review and issuance process or to other aspects of surface mining operations, but the increased regulatory focus, future laws and judicial decisions and any other future changes could materially and adversely affect all coal mining companies operating in Appalachia, including us. In particular, we will incur additional permitting and operating costs and we could be unable to obtain new permits or maintain existing permits and we could incur fines, penalties and other costs, any of which could materially adversely affect our business. If surface coal mining methods are limited or prohibited, it could significantly increase our operational costs and make it more difficult to economically recover a significant portion of our reserves. In the event that we cannot increase the price we charge for coal to cover the higher production costs without reducing customer demand for our coal, there could be a material adverse effect on our financial condition and results of operations. In addition, increased public focus on the environmental, health and aesthetic impacts of surface coal mining could harm our reputation and reduce demand for coal.

Recent developments related to the regulation of surface coal mining operations could make it more difficult or increase our costs to receive new permits to mine coal in Appalachia.

In March 2010, the U.S. Environmental Protection Agency (EPA) proposed a veto of a federal Clean Water Act permit held by another coal mining company for a surface mine in Appalachia. In explaining its position, the EPA cited significant and irreversible damage to wildlife and fishery resources and severe degradation of water quality caused by mining pollution. If the EPA’s proposed action is finalized, the permit will be invalidated. While our operations are not directly impacted, this could be an indication that other surface mining water permits could be subject to more substantial review in the future.

On April 1, 2010 the EPA issued comprehensive guidance to provide clarification as to the water quality standards that should apply when reviewing Clean Water Act permit applications for Appalachian surface coal mining operations and of the EPA’s roles and expectations, in coordinating with their federal and state partners, to assure more consistent, effective and timely compliance by Appalachian surface coal mining operations with the provisions of the Clean Water Act, National Environmental Policy Act, and the Environmental Justice Executive Order. This guidance establishes threshold conductivity levels to be used as a basis for evaluating compliance with narrative water quality standards. Conductivity is a measure that reflects levels of salt, sulfides and other chemical constituents present in water. In order to obtain federal Clean Water Act permits for surface coal mining in Appalachia, as defined in the guidance, applicants must perform an evaluation to determine if a reasonable potential exists that the proposed mining would cause a violation of water quality standards, including narrative standards. The EPA Administrator has stated that these water quality standards may be difficult for most surface mining operations to meet. Additionally, the guidance contains requirements for avoidance and minimization of environmental impacts, mitigation of mining impacts, consideration of the full range of potential impacts on the environment, human health, and communities, including low-income or minority populations, and provision of meaningful opportunities for public participation in the permit process. In the future, to obtain necessary permits, we and other mining companies will be required to meet these requirements. We have begun to incorporate these new requirements into some of our current permit applications, however there can be no guarantee that we will be able to meet these or any other new standards with respect to our future permit applications.

The U.S. Department of the Interior is also actively considering establishing, in the context of new permit applications under the Surface Mining Control and Reclamation Act (SMCRA), new standards for restoring mountaintops affected by surface mining, removing the rights of states to revise or grant exemptions to federal restoration standards and developing a federal definition of “material damage” to be used in the context of existing watershed area protections. It is also considering requiring surface mining companies to collect more information on the environmental health of watersheds near their operations, to monitor conditions before and after mining, and to change or close operations if unpermitted damage to the watersheds occurs.

We are currently evaluating the impact of these recent developments on our current and future surface mining operations. These developments may make it more difficult or increase our costs to obtain future or maintain existing permits necessary to perform our surface mining operations, which could adversely affect our financial conditions, results of operations and cash flows.

Like many of our competitors, we cannot always completely comply with permit restrictions relating to the discharge of selenium into surface water, which has led to court challenges and related orders and settlements, has required us to pay fines and penalties, and may require us to incur other significant costs and may be difficult to resolve on a timely basis given current technology.

Selenium is a naturally occurring element that is encountered in earthmoving operations. The extent of selenium occurrence varies depending upon site specific geologic conditions. Selenium is encountered globally in coal mining, phosphate mining and agricultural operations. In coal mining applications, selenium can be discharged to surface water when mine tailings are exposed to rain and other natural elements. Selenium effluent limits are included in permits issued to us and other coal mining companies. Some of our permits have currently effective limits on the selenium that can be discharged, and other permits have limits that will be effective in the future.

Despite our extensive efforts, we have been unable to identify a treatment system that can remove selenium sustainably, consistently and uniformly under all variable conditions experienced at our mining operations. Moreover, the potential solutions to address selenium discharges that we, and our consultants, have evaluated to date have not proven to be feasible, particularly at larger scale operations, due to a range of problems concerning technological and other issues. Accordingly, we cannot currently meet the selenium discharge limits applicable to our operations.

A federal court ordered Apogee Coal Company, LLC (Apogee) and Hobet Mining, LLC (Hobet), two of our subsidiaries, to develop and implement treatment plans relating to the outfalls governed by their permits, or to show cause of their inability to do so. In addition, as a result of a lawsuit filed by the West Virginia Department of Environmental Protection (WVDEP) in state court in West Virginia, Hobet has entered into a settlement agreement with the WVDEP that required Hobet to pay fines and penalties with respect to past violations of selenium limitations under four NPDES permits and to study potential treatments to address the selenium discharges.

As a result of the above, we are actively engaged in studying potential solutions to controlling selenium discharges and we have been installing test treatment facilities at various permitted outfalls. Because the levels and frequency of selenium discharges at any given outfall will be different, the solution for each outfall may be very different and a variety of solutions will therefore ultimately be required. The potential solutions identified to date, some of which have been provided to the federal court in West Virginia, have not proven to be effective and otherwise may not be feasible due to a range of problems concerning technological issues, prohibitive implementation costs and other issues. While we are actively continuing to explore options, there can be no assurance as to when a definitive solution will be identified and implemented. While these selenium discharge issues generally relate to historical rather than ongoing mining operations, any failure to meet the deadlines in our consent decrees and court orders or to otherwise comply with selenium limits in our permits could result in further litigation against us, an inability to obtain new permits or to maintain existing permits, the incurrence of significant and material fines and penalties or other costs and could otherwise materially adversely affect our results of operations, cash flows and financial condition.

New developments in the regulation of greenhouse gas emissions and coal ash could materially adversely affect our customers’ demand for coal and our results of operations, cash flows and financial condition.

One by-product of burning coal is carbon dioxide, which has been linked in certain studies as a contributor to climate change. Recently, legislators, including the U.S. Congress, have been considering the passage of significant new laws, such as those that would impose a nationwide cap on carbon dioxide and other greenhouse gas emissions and require major sources, including coal-fueled power plants, to obtain “emission allowances” to meet that cap, and other measures are being imposed or proposed with the ultimate goal of reducing carbon dioxide and other greenhouse gas emissions. In addition, the EPA and other regulators are using existing laws, including the federal Clean Air Act, to impose obligations, including emissions limits on carbon dioxide and other greenhouse gas emissions, on major sources, including coal-fueled power plants. Further, governmental agencies have been providing grants or other financial incentives to entities developing or selling alternative energy sources with lower levels of greenhouse gas emissions, which may lead to more competition from those subsidized entities. See Item 1. Regulatory Matters of our Annual Report on Form 10-K for the year ended December 31, 2009 for additional discussion of greenhouse gas emission regulation.

There have also been several public nuisance lawsuits brought against power, coal, oil and gas companies alleging that their operations are contributing to climate change. At least two U.S. federal appellate courts have permitted these lawsuits to proceed. The plaintiffs are seeking various remedies, including punitive and compensatory damages and injunctive relief. Global treaties are also being considered that place restrictions on carbon dioxide and other greenhouse gas emissions.

A well publicized failure in December 2008 of a coal ash slurry impoundment maintained by the Tennessee Valley Authority has led to new legislative and regulatory proposals that, if enacted, may impose significant obligations on us or our customers. The EPA has indicated that it plans to proceed in developing regulations to address the management of coal ash.

These current, potential and any future international, federal, state, regional or local laws, regulations or court orders addressing greenhouse gas emissions and/ or coal ash will likely require additional controls on coal-fueled power plants and industrial boilers and may cause some users of coal to close existing facilities, reduce construction of new facilities or switch from coal to alternative fuels. These ongoing and future developments may have a material adverse impact on the global supply and demand for coal, and as a result could materially adversely affect our results of operations, cash flows and financial condition. Even in the absence of future developments, increased awareness of, and any adverse publicity regarding, greenhouse gas emissions and coal ash disposal associated with coal and coal-fueled power plants could affect our customers’ reputation and reduce demand for coal.

Our mining operations are extensively regulated, which imposes significant costs on us, and future regulations or violations of regulations could increase those costs or limit our ability to produce coal.

Federal and state authorities regulate the coal mining industry with respect to matters such as employee health and safety, permitting and licensing requirements, the protection of the environment, plants and wildlife, reclamation and restoration of mining properties after mining is completed, surface subsidence from underground mining and the effects that mining has on groundwater quality and availability. Federal and state authorities inspect our operations, and given a recent accident at a competitor’s underground mine in Central Appalachia and related announcements by government authorities, we anticipate a significant increase in the frequency and scope of these inspections. Numerous governmental permits and approvals are required for mining operations. We are required to prepare and present to federal, state and/or local authorities data pertaining to the effect or impact that any proposed exploration for or production of coal may have upon the environment. In addition, significant legislation mandating specified benefits for retired coal miners affects our industry.

In response to the accident mentioned above, federal and West Virginia authorities have announced special inspections of coal mines for, among other safety concerns, the accumulation of coal dust and the proper ventilation of gases such as methane. Certain of these inspections have already occurred. In addition, both the federal government and the state of West Virginia have announced that they are considering changes to mine safety rules and regulations, which could potentially result in or require additional or enhanced safety equipment, more frequent mine inspections, stricter enforcement practices and enhanced reporting requirements.

In late January 2010, the U.S. Attorney’s office and the State of West Virginia began investigations relating to one or more of our employees regarding falsified readings of certain atmospheric conditions at our Federal No. 2 mine. We are investigating this matter internally and we have terminated one employee. The terminated employee subsequently admitted to falsifying inspection records and is cooperating with the U.S. Attorney’s office. On April 21, 2010, we received a federal subpoena requesting methane detection systems equipment used at our Federal No. 2 mine since July 2008 and the results of tests performed on the equipment since that date.

The costs, liabilities and requirements associated with addressing the outcome of inspections and complying with these environmental, health and safety requirements are often significant and time-consuming and may delay commencement or continuation of exploration or production. New or revised legislation or administrative regulations (or new judicial or administrative interpretations or enforcement of existing laws and regulations), including proposals related to the protection of the environment or employee health and safety that would further regulate and tax the coal industry and/or users of coal, may also require us or our customers to change operations significantly or incur increased costs, which may materially adversely affect our mining operations and our cost structure. The majority of our coal supply agreements contain provisions that allow a purchaser to terminate its contract if legislation is passed that either restricts the use or type of coal permissible at the purchaser’s plant or results in specified increases in the cost of coal or its use. Additionally, the Mine Safety and Health Administration (MSHA) may order the temporary closure of mines in the event of certain violations of safety rules. Our customers may challenge our issuance of force majeure notices in connection with such closures. If these challenges are successful, we could be obligated to make up lost shipments, to reimburse customers for the additional costs to purchase replacement coal, or, in some cases, to terminate certain sales contracts. These factors could have a material adverse effect on our results of operations, cash flows and financial condition.

Our operations may impact the environment or cause exposure to hazardous substances, and our properties may have environmental contamination, which could result in material liabilities to us.

Certain of our current and historical coal mining operations have used hazardous materials and, to the extent that such materials are not recycled, they could become hazardous waste. We may be subject to claims under federal and state statutes and/or common law doctrines for toxic torts and other damages, as well as for natural resource damages and for the investigation and remediation of soil, surface water, groundwater, and other media under laws such as CERCLA, commonly known as Superfund. Such claims may arise, for example, out of current or former conditions at sites that we own or operate currently, as well as at sites that we and companies we acquired owned or operated in the past, and at contaminated sites that have always been owned or operated by third parties. Liability may be without regard to fault and may be strict, joint and several, so that we may be held responsible for more than our share of the contamination or other damages, or even for the entire share.

We maintain coal slurry impoundments at a number of our mines. Such impoundments are subject to extensive regulation. Structural failure of an impoundment can result in extensive damage to the environment and natural resources, such as streams or bodies of water and wildlife, as well as related personal injuries and property damages which in turn can give rise to extensive liability. Some of our impoundments overlie areas where some mining has occurred, which can pose a heightened risk of failure and of damages arising out of failure. If one of our impoundments were to fail, we could be subject to substantial claims for the resulting environmental contamination and associated liability, as well as for fines and penalties. In addition, the EPA administrator has publicly called for more inspections of coal slurry impoundments.

These and other similar unforeseen impacts that our operations may have on the environment, as well as exposures to hazardous substances or wastes associated with our operations, could result in costs and liabilities that could adversely affect us.

We are involved in legal proceedings that if determined adversely to us, could significantly impact our profitability, financial position or liquidity.

We are involved in various legal proceedings that arise in the ordinary course of business. Some of the lawsuits seek fines or penalties and damages in very large amounts, or seek to restrict our business activities. In particular, we are subject to legal proceedings relating to our receipt of and compliance with permits under the Clean Water Act and SMCRA and to other legal proceedings relating to environmental matters involving current and historical operations and ownership of land. It is currently unknown what the ultimate resolution of these proceedings will be, but the costs of resolving these proceedings could be material, and could result in an obligation to change our operations in a manner that could have an adverse effect on us. See Item 3. Legal Proceedings of our Annual Report on Form 10-K for the year ended December 31, 2009 and Part II,

Item 1. Legal Proceedings of our Quarterly Report on Form 10-Q for the three months ended March 31, 2010 for a full description of our environmental claims and litigation.

Recent healthcare legislation could adversely affect our financial condition and results of operations.

In March 2010, the Patient Protection and Affordable Care Act (PPACA) was enacted, potentially impacting our costs to provide healthcare benefits to our eligible active and certain retired employees and workers’ compensation benefits related to occupational disease resulting from coal workers’ pneumoconiosis (black lung disease). The PPACA has both short-term and long-term implications on benefit plan standards. Implementation of this legislation is planned to occur in phases, with plan standard changes taking effect beginning in 2010, but to a greater extent with the 2011 benefit plan year and extending through 2018.

In the short term, our healthcare costs could increase due to raising the maximum age for covered dependents to receive benefits, changes to benefits for occupational disease related illnesses, the elimination of lifetime dollar limits per covered individual and restrictions of annual dollar limits per covered individual, among other standard requirements. In the long term, our healthcare costs could increase due to a tax on “high cost” plans (excise tax) and the elimination of annual dollar limits per covered individual, among other standard requirements.

Approximately 52% of our employees at our company operations were represented by an organized labor union at March 31, 2010. The healthcare benefits that we provide to our represented employees and retirees are stipulated by law and by labor agreements, which expire December 31, 2011. Healthcare benefit changes required by the healthcare legislation will be included in any new labor agreements.

We are currently analyzing this legislation to determine the full extent of the impact of the required plan standard changes on our employee healthcare plans and the resulting costs. Beginning in 2018, the PPACA will impose a 40% excise tax on employers to the extent that the value of their healthcare plan coverage exceeds certain dollar thresholds. We anticipate that certain government agencies will provide additional regulations or interpretations concerning the application of this excise tax. Until these regulations or interpretations are published, it is impractical to reasonably estimate the impact of the excise tax on our future healthcare costs or postretirement benefit obligation. Accordingly, as of March 31, 2010, we have not made any changes to our assumptions used to determine our postretirement benefit obligation. With the exception of the excise tax, we do not believe any other plan standard changes will be significant to our future healthcare costs for eligible active employees and our postretirement benefit obligation for certain retired employees. However, we will need to continue to evaluate the impact of the PPACA in future periods as additional information and guidance becomes available.

While we anticipate that costs to provide healthcare to eligible active employees and certain retired employees will increase in future years, it is uncertain at this time how significant the increase will be. It is unknown what future changes will be implemented to the healthcare legislation, but the current legislation and any future laws could materially affect the cost to provide healthcare benefits for all employers, including us.

The PPACA also amended previous legislation related to coal workers’ pneumoconiosis, providing automatic extension of awarded lifetime benefits to surviving spouses and providing changes to the legal criteria used to assess and award claims. We were able to evaluate the impact of these changes to our current population of beneficiaries and claimants, resulting in an estimated $11.5 million increase to our obligation. As of March 31, 2010, we recorded this estimate as an increase to our workers’ compensation liability and a decrease to our actuarial gain included in “Accumulated other comprehensive loss” on our balance sheet and will adjust the amortization of the actuarial gain on a prospective basis beginning in the second quarter of 2010. As of March 31, 2010, we were not able to estimate the impact of this legislation on our obligations related to future claims due to uncertainty around the number of claims that will be filed and how impactful the new award criteria will be to these claim populations.

If our assumptions regarding our likely future expenses related to employee benefit plans are incorrect, then expenditures for these benefits could be materially higher than we have assumed.

We provide post-retirement health and life insurance benefits to eligible union and non-union employees. We calculated the total accumulated postretirement benefit obligation according to the guidance provided by U.S. accounting standards. We estimated the present value of the obligation to be $1.2 billion as of March 31, 2010. We have estimated these unfunded obligations based on actuarial assumptions described in the notes to our consolidated financial statements. If our assumptions do not materialize as expected, cash expenditures and costs that we incur could be materially higher.

Due to our participation in multi-employer pension plans and statutory retiree healthcare plans, we may have exposure that extends beyond what our obligations would be with respect to our employees.

Certain of our subsidiaries participate in two defined benefit multi-employer pension funds that were established as a result of collective bargaining with the UMWA pursuant to the 2007 NBCWA as periodically negotiated. These plans provide pension and disability pension benefits to qualifying represented employees retiring from a participating employer where the employee last worked prior to January 1, 1976, in the case of the UMWA 1950 Pension Plan, or after December 31, 1975, in the case of the UMWA 1974 Pension Plan. In December 2006, the 2007 NBCWA was signed, which required funding of the 1974 Pension Plan through 2011 under a phased funding schedule. The funding is based on an hourly rate for active UMWA workers. Under the labor contract, the per hour funding rate increased to $5.00 in 2010 and will increase to $5.50 in 2011. Our subsidiaries with UMWA-represented employees are required to contribute to the 1974 Pension Plan at the new hourly rates. Contributions to these funds could increase as a result of future collective bargaining with the UMWA, a shrinking contribution base as a result of the insolvency of other coal companies who currently contribute to these funds, lower than expected returns on pension fund assets or other funding deficiencies.

The 2006 Act authorized $490 million in general fund revenues to pay for certain benefits, including the healthcare costs under the Combined Fund, 1992 Benefit Plan and 1993 Benefit Plan for “orphans” who are retirees and their dependents. Under the 2006 Act, these orphan benefits will be the responsibility of the federal government on a phased-in basis through 2012. If Congress were to amend or repeal the 2006 Act or if the $490 million authorization were insufficient to pay for these healthcare costs, certain of our subsidiaries, along with other contributing employers and their affiliates, would be responsible for the excess costs. Our aggregate cash payments to the Combined Fund, 1992 Benefit Plan and 1993 Benefit Plan were $4.1 million, $17.5 million and $17.9 million during the three months ended March 31, 2010, and for the years ended December 31, 2009 and 2008, respectively.

We could be liable for certain retiree healthcare obligations assumed by Peabody in connection with the spin-off.

In connection with the spin-off, a Peabody subsidiary assumed certain retiree healthcare obligations of Patriot and its subsidiaries having a present value of $665.0 million as of December 31, 2009. These obligations arise under the Coal Act, the 2007 NBCWA and predecessor agreements and a subsidiary’s salaried retiree healthcare plan.

Although the Peabody subsidiary is obligated to pay such obligations, certain Patriot subsidiaries also remain jointly and severally liable for the Coal Act obligations, and secondarily liable for the assumed 2007 NBCWA obligations and retiree healthcare obligations for certain participants under a subsidiary’s retiree healthcare plan. As a consequence, Patriot’s recorded retiree healthcare obligations and related cash costs could increase substantially if the Peabody subsidiary would fail to perform its obligations under the liability assumption agreements. These additional liabilities and costs, if incurred, could have a material adverse effect on our results of operations, cash flows and financial condition.

We have significant reclamation and mine closure obligations. If the assumptions underlying our accruals are inaccurate, we could be required to expend greater amounts than anticipated.

SMCRA establishes operational, reclamation and closure standards for all aspects of surface mining, as well as most aspects of deep mining. We calculated the total estimated reclamation and mine-closing liabilities in accordance with authoritative guidance. Estimates of our total reclamation and mine-closing liabilities are based upon permit requirements and our engineering expertise related to these requirements. As of March 31, 2010, we had accrued reserves of $126.8 million for reclamation liabilities and an additional $121.9 million for mine closure costs, including medical benefits for employees and water treatment due to mine closure. The estimate of ultimate reclamation liability is reviewed annually by our management and engineers. The estimated liability could change significantly if actual costs or timing vary from assumptions, if the underlying facts change or if governmental requirements change significantly.

RATIO OF EARNINGS TO FIXED CHARGES

The ratio of earnings to fixed charges presented below should be read together with the financial statements and the notes accompanying them and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in our Annual Report on Form 10-K for the year ended December 31, 2009 and our Quarterly Report on Form 10-Q for the three months ended March 31, 2010, incorporated by reference into this prospectus. For purposes of the computation of the ratio of earnings to fixed charges, earnings consist of pre-tax income from continuing operations before adjustment for noncontrolling interests in a consolidated subsidiary and income from equity investees plus fixed charges and distributed income of equity investees. Fixed charges consist of interest expense on all indebtedness plus the interest component of lease rental expense.

	Three Months		Three Months
	Ended		Ended		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	March 31,		March 31,		December 31,		December 31,		December 31,		December 31,		December 31,
	2010		2009		2009		2008		2007		2006		2005

Ratio of earnings to fixed charges	1.4	x	3.8	x	3.5	x	5.4	x(1)	N/A	(2)	1.9	x	2.7	x

(1)	The ratio of earnings to fixed charges for the year ended December 31, 2008 has been adjusted to reflect the retrospective application of authoritative guidance.

(2)	Earnings were insufficient to cover fixed charges by $102.5 million for the year ended December 31, 2007.

USE OF PROCEEDS

Unless otherwise indicated in the prospectus supplement, we will use all or a portion of the net proceeds from the sale of our securities offered by this prospectus and the prospectus supplement for general corporate purposes. General corporate purposes may include repayment of other debt, capital expenditures, possible acquisitions and any other purposes that may be stated in any prospectus supplement. The net proceeds may be invested temporarily or applied to repay short-term or revolving debt until they are used for their stated purpose. We will not receive any proceeds from the sale of securities by any selling security holder.

DESCRIPTION OF CAPITAL STOCK

The following description of our capital stock is based upon our certificate of incorporation (“Certificate of Incorporation”), our by-laws (“By-Laws”), the Rights Agreement dated as of October 22, 2007, as amended, between the Registrant and American Stock Transfer & Trust Company, as Rights Agent (“Rights Agreement”) and applicable provisions of law. We have summarized certain portions of the Certificate of Incorporation and By-Laws below. The summary is not complete. The Certificate of Incorporation and By-Laws are incorporated by reference in the registration statement for these securities that we have filed with the SEC and have been filed as exhibits to our 8-K filed on October 25, 2007. You should read the Certificate of Incorporation and By-Laws for the provisions that are important to you.

Certain provisions of the Delaware General Corporation Law (“DGCL”), the Certificate of Incorporation and the By-Laws summarized in the following paragraphs may have an anti-takeover effect. This may delay, defer or prevent a tender offer or takeover attempt that a shareholder might consider in its best interests, including those attempts that might result in a premium over the market price for its shares. See also “Anti-Takeover Effects of Provisions of Delaware Law and Patriot’s Charter and By-Laws.”

Patriot’s authorized capital stock consists of 100 million shares of common stock, par value $0.01 per share, and 10 million shares of preferred stock, par value $0.01 per share. The authorized preferred shares include 1 million shares of Series A Junior Participating Preferred Stock. At the close of business on March 31, 2010, approximately 90,863,950 shares of common stock were issued and outstanding and no shares of preferred stock were issued and outstanding. The number of shares of common stock outstanding includes 1,281,293 restricted shares outstanding under our equity compensation plans, but excludes options, restricted stock units and deferred stock units granted under our equity compensation plans of up to 2,870,735 shares (as of March 31, 2010) with vesting dates prior to May 31, 2013, the maturity date of our convertible notes, which has up to 4,137,788 shares that could be delivered upon conversion of our outstanding private convertible notes. The company also has 376,670 shares reserved for our employee stock purchase plan.

Description of Common Stock

Dividends

Subject to preferences that may be applicable to any series of preferred stock, the owners of Patriot common stock may receive dividends when declared by the Board of Directors out of funds legally available for the payment of dividends. All decisions regarding the declaration and payment of dividends will be evaluated from time to time in light of Patriot’s financial condition, earnings, growth prospects, funding requirements, applicable law and other factors the Patriot Board of Directors deems relevant.

Voting Rights

Each share of common stock is entitled to one vote in the election of directors and all other matters submitted to stockholder vote. Except as otherwise required by law or provided in any resolution adopted by Patriot’s Board of Directors with respect to any series of preferred stock, the holders of Patriot common stock possess all voting power. No cumulative voting rights exist. In general, all matters submitted to a meeting of stockholders, other than as described below, are decided by vote of a majority of the shares of Patriot’s common stock present in person or represented by proxy at the meeting and entitled to vote on the matter. Directors are elected by a plurality of the shares of Patriot’s common stock present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

The approval of at least 75% of the shares of Patriot’s outstanding common stock entitled to vote is necessary to approve certain actions, such as amending the provisions of Patriot’s by-laws or certificate of incorporation relating to the plurality voting standard for the election of directors, the number and manner of election and removal of directors, the classified nature of Patriot’s Board of Directors, the manner of filling vacancies thereon or prohibiting action by the stockholders by written consent, or electing a director to fill a vacancy if the stockholders’ power to do so is expressly conferred by applicable Delaware law. Other amendments to Patriot’s by-laws and certificate of incorporation, and certain extraordinary transactions (such as a merger or consolidation involving Patriot or a sale of all or substantially all of the assets of Patriot), must be approved by a majority of Patriot’s outstanding common stock entitled to vote.

Liquidation Rights

If Patriot liquidates, dissolves or winds-up its business, whether voluntarily or not, Patriot’s common stockholders will share equally in the distribution of all assets remaining after payment to creditors and preferred stockholders.

Preemptive Rights

The common stock does not carry preemptive or similar rights.

Listing

Patriot’s common stock is listed on the New York Stock Exchange under the trading symbol “PCX.”

Transfer Agent and Registrar

The transfer agent and registrar for Patriot’s common stock is American Stock Transfer & Trust Company.

Authorized but Unissued Capital Stock

Delaware law does not require stockholder approval for any issuance of authorized shares. However, the listing requirements of the New York Stock Exchange, which would apply so long as the common stock remains listed on the New York Stock Exchange, require stockholder approval of certain issuances equal to or exceeding 20% of the then-outstanding number of shares of common stock. These additional shares may be used for a variety of corporate purposes, including future public offerings, to raise additional capital or to facilitate acquisitions.

One of the effects of the existence of unissued and unreserved common stock or preferred stock may be to enable Patriot’s Board of Directors to issue shares to persons friendly to current management, which issuance could render more difficult or discourage an attempt to obtain control of Patriot by means of a merger, tender offer, proxy contest or otherwise, and thereby protect the continuity of Patriot’s management and possibly deprive the stockholders of opportunities to sell their shares of common stock at prices higher than prevailing market prices.

Anti-Takeover Effects of Provisions of Delaware Law and Patriot’s Charter and By-Laws

Delaware Law

Patriot is subject to the provisions of Section 203 of the Delaware General Corporation Law, which applies to a broad range of business combinations between a Delaware corporation and an interested stockholder. The Delaware law definition of business combination includes mergers, sales of assets, issuances of voting stock and certain other transactions. An interested stockholder is defined as any person who owns, directly or indirectly, 15% or more of the outstanding voting stock of a corporation.

Section 203 prohibits a corporation from engaging in a business combination with an interested stockholder for a period of three years following the date on which the stockholder became an interested stockholder, unless:

•	the Board of Directors approved the business combination before the stockholder became an interested stockholder, or the Board approved the transaction that resulted in the stockholder becoming an interested stockholder;

•	upon completion of the transaction which resulted in the stockholder becoming an interested stockholder, such stockholder owned at least 85% of the voting stock outstanding when the transaction began other than shares held by directors who are also officers and other than shares held by certain employee stock plans;

•	or the Board approved the business combination after the stockholder became an interested stockholder and the business combination was approved at a meeting by at least two-thirds of the outstanding voting stock not owned by such stockholder.

These limitations on business combinations with interested stockholders do not apply to a corporation that does not have a class of stock listed on a national securities exchange, authorized for quotation on an interdealer quotation system of a registered national securities association or held of record by more than 2,000 stockholders.

The provisions of Section 203 may encourage companies interested in acquiring Patriot to negotiate in advance with Patriot’s Board of Directors because the stockholder approval requirement would be avoided if Patriot’s Board of Directors approves either the business combination or the transaction which results in the stockholder becoming an interested stockholder. These provisions also may have the effect of preventing changes in Patriot’s Board of Directors and may make it more difficult to accomplish transactions which stockholders may otherwise deem to be in their best interests.

Certificate of Incorporation; By-Laws

Patriot’s certificate of incorporation and by-laws contain provisions that could make more difficult the acquisition of Patriot by means of a tender offer, a proxy contest or otherwise. These provisions are summarized below.

Classes of Preferred Stock.  Under Patriot’s certificate of incorporation, Patriot’s Board of Directors has the full authority permitted by Delaware law to determine the voting rights, if any, and designations, preferences, limitations and special rights of any class or any series of any class of the preferred stock, which may be greater than those of Patriot’s common stock. The effects of the issuance of a new series or class of preferred stock might include, among other things, restricting dividends on Patriot’s common stock, diluting the voting power of Patriot’s common stock, impairing the liquidation rights of Patriot’s common stock, or delaying or preventing a change in control of Patriot.

Removal of Directors; Filling Vacancies.  Patriot’s certificate of incorporation and by-laws provide that directors may be removed only for cause and only upon the affirmative vote of holders of at least 75% of the voting power of all the outstanding shares of stock entitled to vote generally in the election of directors, voting together as a single class. Additionally, only Patriot’s Board of Directors will be authorized to fix the number of directors and to fill any vacancies on Patriot’s Board. These provisions could make it more difficult for a potential acquirer to gain control of Patriot’s Board.

Stockholder Action.  Patriot’s certificate of incorporation and by-laws provide that stockholder action can be taken only at an annual or special meeting of stockholders and may not be taken by written consent in lieu of a meeting. Patriot’s certificate of incorporation and by-laws provide that special meetings of stockholders can be called only by Patriot’s Chief Executive Officer or pursuant to a resolution adopted by Patriot’s Board. Stockholders are not permitted to call a special meeting or to require that the Board call a special meeting of stockholders.

Advance Notice Procedures.  Patriot’s by-laws establish an advance notice procedure for stockholders to make nominations of candidates for election as directors, or bring other business before an annual or special meeting of stockholders. This notice procedure provides that only persons who are nominated by, or at the direction of Patriot’s Board, the chairman of the Board, or by a stockholder who has given timely written notice to the secretary of Patriot prior to the meeting at which directors are to be elected, will be eligible for election as directors. This procedure also requires that, in order to raise matters at an annual or special meeting, those matters be raised before the meeting pursuant to the notice of meeting Patriot delivers or by, or at the direction of, the chairman or by a stockholder who is entitled to vote at the meeting and who has given timely written notice to the secretary of Patriot of his intention to raise those matters at the annual meeting. If the chairman or other officer presiding at a meeting determines that a person was not nominated, or other business was not brought before the meeting, in accordance with the notice procedure, that person will not be eligible for election as a director, or that business will not be conducted at the meeting.

Classified Board of Directors.  Patriot’s certificate of incorporation provides for Patriot’s Board to be divided into three classes of directors, as nearly equal in number as possible, serving staggered terms. Approximately one-third of Patriot’s Board will be elected each year. Under Section 141 of the Delaware General Corporation Law, directors serving on a classified Board can only be removed for cause. The initial term of Class I directors expired in 2008, the initial term of Class II directors expired in 2009 and the initial term of Class III directors expires in 2010. After the initial term of each class, Patriot’s directors will serve three-year terms. At each annual meeting of stockholders, a class of directors will be elected for a three-year term to succeed the directors of the same class whose terms are then expiring. Patriot’s Board currently consists of ten directors.

The provision for a classified board could prevent a party that acquires control of a majority of the outstanding voting stock from obtaining control of Patriot’s Board until the second annual stockholders meeting following the date the acquiror obtains the controlling stock interest. The classified board provision could have the effect of discouraging a potential acquiror from making a tender offer for Patriot’s shares or otherwise attempting to obtain control of Patriot and could increase the likelihood that Patriot’s incumbent directors will retain their positions.

Amendments.  Patriot’s certificate of incorporation provides that the affirmative vote of the holders of at least 75% of the voting power of the outstanding shares entitled to vote, voting together as a single class, is required to amend the provisions of Patriot’s certificate of incorporation relating to the prohibition of stockholder action without a meeting, the number, election and term of Patriot’s directors, the classified board and the removal of directors. Patriot’s certificate of incorporation further provides that Patriot’s by-laws may be amended by Patriot’s Board or by the affirmative vote of the holders of at least 75% of the outstanding shares entitled to vote, voting together as a single class.

Rights Agreement

Patriot’s Board of Directors adopted a Rights Agreement dated as of October 22, 2007, as amended. Under the rights agreement, one preferred share purchase right was issued for each outstanding share of common stock.

Purchase Price

Once the rights become exercisable, each right will entitle the registered holder to purchase from Patriot one-half of one one-hundredths of a share of Patriot’s Series A Junior Participating Preferred Stock, or preferred shares, par value $0.01 per share, at a price of $125 per one-half of one one-hundredths of a preferred share, subject to adjustment.

Flip-In

In the event that any person or group of affiliated or associated persons acquires beneficial ownership of 15% or more of Patriot’s outstanding common stock, each holder of a right, other than rights beneficially owned by the acquiring person (which will thereafter be void), will thereafter have the right to receive upon exercise at a price equal to one-half the exercise price that number of shares of Patriot’s common stock having a market value equal to the full exercise price of the right.

Flip-Over

If Patriot is acquired in a merger or other business combination transaction or 50% or more of Patriot’s combined assets or earning power are sold after a person or group acquires beneficial ownership of 15% or more of Patriot’s outstanding common stock, each holder of a right (other than rights beneficially owned by the acquiring person, which will be void) will thereafter have the right to receive upon exercise at a price equal to one-half the exercise price that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value equal to the full exercise price of the right.

Distribution Date

The distribution date is the earlier of: (1) 10 days following a public announcement that a person or group of affiliated or associated persons have acquired beneficial ownership of 15% or more of Patriot’s outstanding common stock; or (2) 10 business days (or such later date as may be determined by action of Patriot’s Board of Directors prior to such time as any person or group of affiliated persons acquires beneficial ownership of 15% or more of Patriot’s outstanding common stock) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 15% or more of Patriot’s outstanding common stock.

Transfer and Detachment

Until the distribution date, the rights will be evidenced by book entry in Patriot’s direct registration system. Until the distribution date (or earlier redemption or expiration of the rights), the rights will be transferred with and only with the common stock, and transfer of those shares will also constitute transfer of the rights.

Exercisability

The rights are not exercisable until the distribution date. The rights will expire at the earliest of (1) October 22, 2017, unless that date is extended, (2) the time at which Patriot redeems the rights, as described below, or (3) the time at which Patriot exchanges the rights, as described below.

Adjustments

The purchase price payable, and the number of preferred shares or other securities or property issuable, upon exercise of the rights are subject to adjustment from time to time to prevent dilution in the event of stock dividends, stock splits, reclassifications, or certain distributions with respect to preferred shares. The number of outstanding rights and the number of one one-hundredths of a preferred share issuable upon exercise of each right are also subject to adjustment if, prior to the distribution date, there is a stock split of Patriot’s common stock or a stock dividend on Patriot’s common stock payable in common stock or subdivisions, consolidations or combinations of Patriot’s common stock. With certain exceptions, no adjustment in the purchase price will be required until cumulative adjustments require an adjustment of at least 1% in the purchase price.

Preferred Shares

Preferred shares purchasable upon exercise of the rights will not be redeemable. Each preferred share will be entitled to the greater of (a) a minimum preferential quarterly dividend payment of $1.00 per share and (b) 200 times the aggregate dividend declared per share of common stock, subject to adjustment. In the event of liquidation, the holders of the preferred shares will be entitled to a preferential liquidation payment equal to the greater of (i) $100 per share plus accrued and unpaid dividends and (ii) 200 times the payment made per share of common stock. Each preferred share will have 200 votes, voting together with the common stock. Finally, in the event of any merger, consolidation or other transaction in which shares of Patriot’s common stock are exchanged, each preferred share will be entitled to receive 200 times the amount received per share of common stock. These rights are protected by customary anti-dilution provisions.

The value of the one-half of one one-hundredths interest in a preferred share purchasable upon exercise of each right should, because of the nature of the preferred shares’ dividend, liquidation and voting rights, approximate the value of one share of Patriot’s common stock.

Exchange

At any time after any person or group acquires beneficial ownership of 15% or more of Patriot’s outstanding common stock, and prior to the acquisition by such person or group of beneficial ownership of 50% or more of Patriot’s outstanding common stock, Patriot’s Board of Directors may exchange the rights (other than rights owned by the acquiring person, which will have become void), in whole or in part, at an exchange ratio of one share of Patriot’s common stock or, in certain circumstances, a fraction of a preferred share with a market value equal to the market value of a share of common stock.

Redemption

At any time prior to any person or group acquiring beneficial ownership of 15% or more of Patriot’s outstanding common stock, Patriot’s Board of Directors may redeem the rights in whole, but not in part, at a price of $0.0005 per right. The redemption of the rights may be made effective at such time on such basis with such conditions as Patriot’s Board in its sole discretion may establish. Immediately upon any redemption of the rights, the right to exercise the rights will terminate and the only right of the holders of rights will be to receive the redemption price.

Amendments

The terms of the rights may be amended by Patriot’s Board of Directors without the consent of the holders of the rights, including an amendment to lower certain thresholds described above to not less than 10%, except that the Board may not reduce or cancel the redemption price and from and after such time as any person or group of affiliated or associated persons acquires beneficial ownership of 15% or more of Patriot’s outstanding common stock, no such amendment may adversely affect the interests of the holders of the rights.

Rights of Holders

Until a right is exercised, the holder thereof, as such, will have no rights as a stockholder of Patriot’s company, including, without limitation, the right to vote or to receive dividends.

Anti-takeover Effects

The rights have certain anti-takeover effects. If the rights become exercisable, the rights will cause substantial dilution to a person or group that attempts to acquire Patriot on terms not approved by Patriot’s Board of Directors, except pursuant to any offer conditioned on a substantial number of rights being acquired. The rights should not interfere with any merger or other business combination approved by Patriot’s Board since the rights may be redeemed by Patriot at a nominal price prior to the time that a person or group has acquired beneficial ownership of 15% or more of Patriot’s common stock. Thus, the rights are intended to encourage persons who may seek to acquire control of Patriot to initiate such an acquisition through negotiations with Patriot’s Board. However, the effect of the rights may be to discourage a third party from making a partial tender offer or otherwise attempting to obtain a substantial equity position in Patriot’s equity securities or seeking to obtain control of Patriot. To the extent any potential acquirors are deterred by the rights, the rights may have the effect of preserving incumbent management in office.

Voting and Standstill Agreement

Patriot, ArcLight Energy Partners Fund I, L.P. and ArcLight Energy Partners Fund II, L.P. (together, “ArcLight Funds”), acting jointly, as stockholder representative (the “Stockholder Representative”), and certain stockholders of Magnum Coal Company (“Stockholders”) entered into a Voting and Standstill Agreement dated as of April 2, 2008 (the “Voting Agreement”).

Stockholder Nominees to the Patriot Board

Pursuant to the Voting Agreement, Patriot’s Board of Directors will appoint two nominees designated by certain former holders of Magnum Coal Company common stock, acting through the Stockholder Representative. If elected, one such nominee will serve as a Class I director and the other nominee will serve as a Class II director on Patriot’s Board of Directors. Any board nominee or replacement selected by the stockholder representative must be reasonably acceptable to the nominating and governance committee of Patriot’s Board of Directors and must, to the reasonable satisfaction of the nominating and governance committee, be an “independent director” under the New York Stock Exchange’s listing standards, disregarding certain disclosed relationships.

At such time as certain former holders of Magnum common stock own less than twenty percent (but at least ten percent) of the Patriot common stock outstanding or the ArcLight Funds own less than ten percent of the Patriot common stock outstanding, the Stockholder Representative will be entitled to one board nominee only. At such time as certain former holders of Magnum common stock own less than ten percent of the Patriot common stock outstanding, the Stockholder Representative will not be entitled to any board nominees. For purposes of the determinations under this paragraph, the number of shares of Patriot common stock “outstanding” will be deemed to be the sum of the number of shares outstanding as of April 2, 2008 plus the number of shares issued in the Magnum acquisition.

Voting Obligations of Stockholders

Pursuant to the Voting Agreement, so long as the Stockholder Representative is entitled to nominate any members to Patriot’s Board of Directors, Stockholders agree to vote all of their shares of Patriot common stock in favor of the entire slate of directors recommended for election by the Patriot Board of Directors to Patriot’s stockholders and certain Stockholders agree to vote all of their shares of Patriot common stock as recommended by Patriot’s Board of Directors in the case of (1) any stockholder proposal submitted for a vote at any meeting of Patriot’s stockholders and (2) any proposal submitted by Patriot for a vote at any meeting of Patriot’s stockholders relating to the appointment of Patriot’s accountants or a Patriot equity compensation plan.

Registration Rights Agreement

Patriot and the ArcLight Funds entered into a registration rights agreement as of July 23, 2008 which provides the ArcLight Funds with customary registration rights with respect to the shares of Patriot common stock issued to the ArcLight Funds in the Magnum merger.

Common Stock Offering

On June 16, 2009, Patriot completed a public offering of 12 million shares of common stock in a registered public offering under a pre-existing shelf registration at $7.90 per share. The net proceeds from the sale of shares, after deducting fees and commissions, were $89.1 million. The proceeds were used to repay the outstanding balance on Patriot’s revolving credit facility, with the remainder used for general corporate purposes.

Private Convertible Notes Issuance

On May 28, 2008, Patriot completed a private offering of $200 million in aggregate principal amount of 3.25% Convertible Senior Notes due 2013 (the convertible notes). Interest on the convertible notes is payable semi-annually in arrears on May 31 and November 30 of each year, beginning November 30, 2008. The convertible notes mature on May 31, 2013, unless converted, repurchased or redeemed in accordance with their terms prior to such date. The convertible notes are senior unsecured obligations and rank equally with all of the Company’s existing and future senior debt and are senior to any subordinated debt. The convertible notes are convertible into cash and, if applicable, shares of Patriot’s common stock during the period from issuance to February 15, 2013, subject to certain conditions of conversion. For a further description of the Private Convertible Notes Issuance, see “Management’s Discussion and Analysis of Financial Condition and

Results of Operations — Liquidity and Capital Resources” in our annual report on Form 10-K for the year ended December 31, 2009.

DESCRIPTION OF PREFERRED STOCK

Patriot’s certificate of incorporation authorizes Patriot’s Board of Directors, without the approval of stockholders, to fix the designation, powers, preferences and rights of one or more series of preferred stock, which may be greater than those of the common stock. The issuance of shares of preferred stock, or the issuance of rights to purchase shares of preferred stock, could be used to discourage an unsolicited acquisition proposal.

The transfer agent for each series of preferred stock will be described in the prospectus supplement.

DESCRIPTION OF WARRANTS

We may issue warrants to purchase our equity or debt securities or other rights, including rights to receive payment in cash or our securities (but not securities of third parties) based on the value, rate or price of one or more specified commodities, currencies, our securities (but not securities of third parties), or any combination of the foregoing. Warrants may be issued independently or together with any of our other securities and may be attached to, or separate from, such securities. Each series of warrants will be issued under a separate warrant agreement to be entered into between us and a warrant agent. The terms of any warrants to be issued and a description of the material provisions of the applicable warrant agreement will be set forth in the applicable prospectus supplement.

DESCRIPTION OF PURCHASE CONTRACTS

We may issue purchase contracts for the purchase or sale of:

•	debt or equity securities issued by us (but not securities of third parties) or any combination thereof;

•	currencies; or

•	commodities.

Each purchase contract will entitle the holder thereof to purchase or sell, and obligate us to sell or purchase, on specified dates, such of our securities, currencies or commodities at a specified purchase price, which may be based on a formula, all as set forth in the applicable prospectus supplement. We may, however, satisfy our obligations, if any, with respect to any purchase contract by delivering the cash value of such purchase contract or the cash value of the property otherwise deliverable or, in the case of purchase contracts on underlying currencies, by delivering the underlying currencies, as set forth in the applicable prospectus supplement. The applicable prospectus supplement will also specify the methods by which the holders may purchase or sell such securities, currencies or commodities and any acceleration, cancellation or termination provisions or other provisions relating to the settlement of a purchase contract.

The purchase contracts may require us to make periodic payments to the holders thereof or vice versa, which payments may be deferred to the extent set forth in the applicable prospectus supplement, and those payments may be unsecured or prefunded on some basis. The purchase contracts may require the holders thereof to secure their obligations in a specified manner to be described in the applicable prospectus supplement. Alternatively, purchase contracts may require holders to satisfy their obligations thereunder when the purchase contracts are issued. Our obligation to settle such pre-paid purchase contracts on the relevant settlement date may constitute indebtedness. Accordingly, pre-paid purchase contracts will be issued under the senior indenture.

DESCRIPTION OF UNITS

As specified in the applicable prospectus supplement, we may issue units consisting of one or more purchase contracts, warrants, debt securities, shares of preferred stock, shares of common stock or any combination of such of our securities (but not securities of third parties).

DESCRIPTION OF DEBT SECURITIES

This prospectus describes certain general terms and provisions of the debt securities. The debt securities will be issued under an indenture between Patriot and Wilmington Trust Company, as trustee. The debt securities will constitute senior debt of Patriot. When we offer to sell a particular series of debt securities, we will describe the specific terms for the securities in a supplement to this prospectus. The prospectus supplement will also indicate whether the general terms and provisions described in this prospectus apply to a particular series of debt securities. If so provided in a prospectus supplement, the debt securities will have the benefit of the guarantees from the guarantors. Our subsidiaries are separate and distinct legal entities and have no obligation, contingent or otherwise, to pay any amounts due pursuant to the debt securities or to make any funds available therefore, whether by dividends, loans or other payments, other than as expressly provided in the guarantees.

We have summarized certain terms and provisions of the indenture. The summary is not complete. The indenture has been incorporated by reference as an exhibit to the registration statement for these securities that we have filed with the SEC. You should read the indenture for the provisions which may be important to you. The indenture is subject to and governed by the Trust Indenture Act of 1939, as amended.

The indenture will not limit the amount of debt securities which we may issue. We may issue debt securities up to an aggregate principal amount as we may authorize from time to time. The debt securities will be issued in the form of global securities unless the prospectus supplement indicates otherwise. The prospectus supplement will describe the terms of any debt securities being offered, including:

•	the designation, aggregate principal amount and authorized denominations;

•	the maturity date;

•	the interest rate, if any, and the method for calculating the interest rate;

•	the interest payment dates and the record dates for the interest payments;

•	any mandatory or optional redemption terms or prepayment, conversion, sinking fund or exchangeability or convertability provisions;

•	the place where we will pay principal and interest;

•	if other than denominations of $1,000 or multiples of $1,000, the denominations the debt securities will be issued in;

•	additional provisions, if any, relating to the defeasance of the debt securities;

•	the currency or currencies, if other than the currency of the United States, in which principal and interest will be paid;

•	any United States federal income tax consequences;

•	the dates on which premium, if any, will be paid;

•	our right, if any, to defer payment interest and the maximum length of this deferral period;

•	whether and the extent that the debt securities shall be guaranteed by the guarantors and the form of any such guarantee;

•	any listing on a securities exchange;

•	the initial public offering price; and

•	other specific terms, including any additional events of default or covenants.

Senior Debt

Patriot will issue under the indenture debt securities that will constitute part of the senior debt of Patriot. These senior debt securities will rank equally and pari passu with all other unsecured and unsubordinated debt of Patriot.

Guarantees

In order to enable us to obtain more favorable interest rates and terms of payment of principal, premium (if any), other amounts (if any) and interest on the debt securities, the debt securities may (if so specified in the prospectus supplement) be guaranteed, jointly and severally by all of the guarantors pursuant to guarantees. Guarantees will not be applicable to or guarantee our obligations with respect to the conversion of the debt securities into shares of our capital stock or other securities. Each guarantee will be an unsecured obligation of each guarantor issuing such guarantee unless otherwise provided in the prospectus supplement. The first supplemental indenture provides that, in the event any guarantee would constitute or result in a violation of any applicable fraudulent conveyance or similar law of any relevant jurisdiction, the liability of the guarantor under such guarantee will be reduced to the maximum amount (after giving effect to all other contingent and other liabilities of such guarantor) permissible under the applicable fraudulent conveyance or similar law.

Events of Default

When we use the term “Event of Default” in the indenture with respect to the debt securities of any series, here are some examples of what we mean:

(1) default in paying interest on the debt securities when it becomes due and the default continues for a period of 30 days or more;

(2) default in paying principal, or premium, if any, on the debt securities when due;

(3) default in the performance, or breach, of any covenant in the indenture (other than defaults specified in clause (1) or (2) above) and the default or breach continues for a period of 30 days or more after we receive written notice from the trustee or the trustee receives notice from the holders of at least 25% in aggregate principal amount of the outstanding debt securities of the series;

(4) certain events of bankruptcy, insolvency, reorganization, administration or similar proceedings with respect to Patriot or any material subsidiary has occurred; or

(5) any other Events of Default set forth in the prospectus supplement.

If an Event of Default (other than an Event of Default specified in clause (4) with respect to Patriot under the indenture occurs with respect to the debt securities of any series and is continuing, then the trustee or the holders of at least 25% in principal amount of the outstanding debt securities of that series may by written notice, and the trustee at the request of the holders of not less than 25% in principal amount of the outstanding debt securities of such series will, require us to repay immediately the entire principal amount of the outstanding debt securities of that series (or such lesser amount as may be provided in the terms of the securities), together with all accrued and unpaid interest and premium, if any.

If an Event of Default under the indenture specified in clause (4) with respect to Patriot occurs and is continuing, then the entire principal amount of the outstanding debt securities (or such lesser amount as may be provided in the terms of the securities) will automatically become due immediately and payable without any declaration or other act on the part of the trustee or any holder.

After a declaration of acceleration or any automatic acceleration under clause (4) described above, the holders of a majority in principal amount of outstanding debt securities of any series may rescind this accelerated payment requirement if all existing Events of Default, except for nonpayment of the principal and interest on the debt securities of that series that has become due solely as a result of the accelerated payment requirement, have been cured or waived and if the rescission of acceleration would not conflict with any judgment or decree. The holders of a majority in principal amount of the outstanding debt securities of any series also have the right to waive past defaults, except a default in paying principal or interest on any outstanding debt security, or in respect of a covenant or a provision that cannot be modified or amended without the consent of all holders of the debt securities of that series.

Holders of at least 25% in principal amount of the outstanding debt securities of a series may seek to institute a proceeding only after they have made written request, and offered reasonable indemnity, to the trustee to institute a proceeding and the trustee has failed to do so within 60 days after it received this notice. In addition, within this 60-day period the trustee must not have received directions inconsistent with this written request by holders of a majority in principal amount of the outstanding debt securities of that series. These limitations do not apply, however, to a suit instituted by a holder of a debt security for the enforcement of the payment of principal, interest or any premium on or after the due dates for such payment.

During the existence of an Event of Default, the trustee is required to exercise the rights and powers vested in it under the indenture and use the same degree of care and skill in its exercise as a prudent person would under the circumstances in the conduct of that person’s own affairs. If an Event of Default has occurred and is continuing, the trustee is not under any obligation to exercise any of its rights or powers at the request or direction of any of the holders unless the holders have offered to the trustee reasonable security or indemnity. Subject to certain provisions, the holders of a majority in principal amount of the outstanding debt securities of any series have the right to direct the time, method and place of conducting any proceeding for any remedy available to the trustee, or exercising any trust, or power conferred on the trustee.

The trustee will, within 45 days after any Default occurs, give notice of the Default to the holders of the debt securities of that series, unless the Default was already cured or waived. Unless there is a default in paying principal, interest or any premium when due, the trustee can withhold giving notice to the holders if it determines in good faith that the withholding of notice is in the interest of the holders.

We are required to furnish to the trustee an annual statement as to compliance with all conditions and covenants under the indenture.

Modification and Waiver

The indenture may be amended or modified without the consent of any holder of debt securities in order to:

•	cure ambiguities, defects or inconsistencies;

•	provide for the assumption of our obligations in the case of a merger or consolidation;

•	make any change that would provide any additional rights or benefits to the holders of the debt securities of a series;

•	add guarantors with respect to the debt securities of any series;

•	secure the debt securities of a series;

•	establish the form or forms of debt securities of any series;

•	maintain the qualification of the indenture under the Trust Indenture Act; or

•	make any change that does not adversely affect the rights of any holder.

Other amendments and modifications of the indenture or the debt securities issued may be made with the consent of the holders of not less than a majority of the aggregate principal amount of the outstanding debt securities of each series affected by the amendment or modification. However, no modification or amendment may, without the consent of the holder of each outstanding debt security affected:

•	reduce the principal amount, or extend the fixed maturity, of the debt securities, or alter or waive the redemption provisions of the debt securities;

•	change the currency in which principal, any premium or interest is paid;

•	reduce the percentage in principal amount outstanding of debt securities of any series which must consent to an amendment, supplement or waiver or consent to take any action;

•	impair the right to institute suit for the enforcement of any payment on the debt securities;

•	waive a payment default with respect to the debt securities or any guarantee;

•	reduce the interest rate or extend the time for payment of interest on the debt securities;

•	adversely affect the ranking of the debt securities of any series;

•	release any guarantor from any of its obligations under its guarantee or the indenture, except in compliance with the terms of the indenture.

Covenants

Consolidation, Merger or Sale of Assets

We will not consolidate or combine with or merge with or into or, directly or indirectly, sell, assign, convey, lease, transfer or otherwise dispose of all or substantially all of our properties and assets to any person or persons in a single transaction or through a series of transactions, unless:

•	Patriot shall be the continuing person or, if Patriot is not the continuing person, the resulting, surviving or transferee person (the “surviving entity”) is a company organized and existing under the laws of the United States or any State or territory;

•	the surviving entity will expressly assume all of our obligations under the debt securities and the indenture, and will, if required by law to effectuate the assumption, execute a supplemental indenture which will be delivered to the trustee and will be in form and substance reasonably satisfactory to the trustee;

•	immediately after giving effect to such transaction or series of transactions on a pro forma basis, no default has occurred and is continuing; and

•	Patriot or the surviving entity will have delivered to the trustee an officers’ certificate and opinion of counsel stating that the transaction or series of transactions and a supplemental indenture, if any, complies with this covenant and that all conditions precedent in the indenture relating to the transaction or series of transactions have been satisfied.

If any consolidation, combination or merger or any sale, assignment, conveyance, lease, transfer or other disposition of all or substantially all of our assets occurs in accordance with the indenture, the successor corporation will succeed to, and be substituted for, and may exercise every right and power of Patriot under the indenture with the same effect as if such successor corporation had been named as Patriot. Except for (1) any lease or (2) any sale, assignment, conveyance, lease, transfer or other disposition to subsidiaries of Patriot, we will be discharged from all obligations and covenants under the indenture and the debt securities upon any consolidation, combination or merger or any sale, assignment, conveyance, lease, transfer or other disposition of all or substantially all of our assets occurs in accordance with the indenture.

Additional covenants will be added in the applicable prospectus supplement.

Satisfaction, Discharge and Covenant Defeasance

We may terminate our obligations under the indenture (and any guarantor may terminate its obligation under a guarantee), when:

•	either:

•	all debt securities of any series issued that have been authenticated and delivered have been delivered to the trustee for cancellation; or

•	all the debt securities of any series issued that have not been delivered to the trustee for cancellation will become due and payable within one year (a “Discharge”) and we have made irrevocable arrangements satisfactory to the trustee for the giving of notice of redemption by such trustee in our name, and at our expense and we have irrevocably deposited or caused to be deposited with the trustee sufficient funds to pay and discharge the entire indebtedness on the series of debt securities to pay principal, interest and any premium;

•	we have paid or caused to be paid all other sums then due and payable under the indenture; and

•	we have delivered to the trustee an officers’ certificate and an opinion of counsel, each stating that all conditions precedent under the indenture relating to the satisfaction and discharge of the indenture have been complied with.

We may elect to have our obligations under the indenture discharged with respect to the outstanding debt securities of any series, including with respect to any guarantee from a guarantor (“legal defeasance”). Legal defeasance means that we will be deemed to have paid and discharged the entire indebtedness represented by the outstanding debt securities of such series under the indenture and each guarantor’s obligations under its guarantee will terminate, except for:

•	the rights of holders of the debt securities to receive principal, interest and any premium when due;

•	our obligations with respect to the debt securities concerning issuing temporary debt securities, registration of transfer of debt securities, mutilated, destroyed, lost or stolen debt securities and the maintenance of an office or agency for payment for security payments held in trust;

•	the rights, powers, trusts, duties and immunities of the trustee; and

•	the defeasance provisions of the indenture.

In addition, we may elect to have our and any guarantor’s obligations released with respect to certain covenants in the indenture (“covenant defeasance”). Any omission to comply with these obligations will not constitute a default or an event of default with respect to the debt securities of any series. In the event covenant defeasance occurs, certain events, not including non-payment, bankruptcy and insolvency events, described under “Events of Default” will no longer constitute an event of default for that series.

In order to exercise either legal defeasance or covenant defeasance with respect to outstanding debt securities of any series:

•	we must irrevocably have deposited or caused to be deposited with the trustee as trust funds for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to the benefits of the holders of the debt securities of a series:

•	money in an amount;

•	United States Government Obligations; or

•	a combination of money and United States Government Obligations,

in each case sufficient without reinvestment, in the written opinion of an internationally recognized firm of independent public accountants to pay and discharge, and which shall be applied by the trustee to pay and discharge, all of the principal, interest and any premium at due date or maturity or if we have made irrevocable arrangements satisfactory to the trustee for the giving of notice of redemption by the trustee in our name and at our expense, the redemption date;

•	in the case of legal defeasance, we have delivered to the trustee an opinion of counsel stating that, under then applicable federal income tax law, the holders of the debt securities of that series will not recognize gain or loss for federal income tax purposes as a result of the deposit, defeasance and discharge to be effected and will be subject to the same federal income tax as would be the case if the deposit, defeasance and discharge did not occur;

•	in the case of covenant defeasance, we have delivered to the trustee an opinion of counsel to the effect that the holders of the debt securities of that series will not recognize gain or loss for United States federal income tax purposes as a result of the deposit and covenant defeasance to be effected and will be subject to the same federal income tax as would be the case if the deposit and covenant defeasance did not occur;

•	no default with respect to the outstanding debt securities of that series has occurred and is continuing at the time of such deposit after giving effect to the deposit or, in the case of legal defeasance, no default relating to bankruptcy or insolvency has occurred and is continuing at any time on or before the 91st day after the date of such deposit, it being understood that this condition is not deemed satisfied until after the 91st day;

•	the legal defeasance or covenant defeasance will not cause the trustee to have a conflicting interest within the meaning of the Trust Indenture Act, assuming all debt securities of a series were in default within the meaning of such Act;

•	the legal defeasance or covenant defeasance will not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which we are a party;

•	the legal defeasance or covenant defeasance will not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act of 1940, as amended, unless the trust is registered under such Act or exempt from registration; and

•	we have delivered to the trustee an officers’ certificate and an opinion of counsel stating that all conditions precedent with respect to the defeasance or covenant defeasance have been complied with.

Concerning our Relationship with the Trustee

Concerning the trustee and its agents, Citibank, N.A. will initially act as authenticating agent, paying agent, registrar and transfer agent for the debt securities on behalf of the trustee. We and our subsidiaries maintain ordinary banking relationships and revolving credit facilities with Citibank, N.A. and its affiliates. We do not currently have other significant financial relationships with Wilmington Trust Company or its affiliates.

FORMS OF SECURITIES

Each debt security, warrant and unit will be represented either by a certificate issued in definitive form to a particular investor or by one or more global securities representing the entire issuance of securities. Certificated securities will be issued in definitive form and global securities will be issued in registered form. Definitive securities name you or your nominee as the owner of the security, and in order to transfer or exchange these securities or to receive payments other than interest or other interim payments, you or your nominee must physically deliver the securities to the trustee, registrar, paying agent or other agent, as applicable. Global securities name a depositary or its nominee as the owner of the debt securities, warrants or units represented by these global securities. The depositary maintains a computerized system that will reflect each investor’s beneficial ownership of the securities through an account maintained by the investor with its broker/dealer, bank, trust company or other representative, as we explain more fully below.

Global Securities

Registered Global Securities.  We may issue the registered debt securities, warrants and units in the form of one or more fully registered global securities that will be deposited with a depositary or its nominee identified in the applicable prospectus supplement and registered in the name of that depositary or nominee. In those cases, one or more registered global securities will be issued in a denomination or aggregate denominations equal to the portion of the aggregate principal or face amount of the securities to be represented by registered global securities. Unless and until it is exchanged in whole for securities in definitive registered form, a registered global security may not be transferred except as a whole by and among the depositary for the registered global security, the nominees of the depositary or any successors of the depositary or those nominees.

If not described below, any specific terms of the depositary arrangement with respect to any securities to be represented by a registered global security will be described in the prospectus supplement relating to those securities. We anticipate that the following provisions will apply to all depositary arrangements.

Ownership of beneficial interests in a registered global security will be limited to persons, called participants, that have accounts with the depositary or persons that may hold interests through participants. Upon the issuance of a registered global security, the depositary will credit, on its book-entry registration and transfer system, the participants’ accounts with the respective principal or face amounts of the securities beneficially owned by the participants. Any dealers, underwriters or agents participating in the distribution of the securities will designate the accounts to be credited. Ownership of beneficial interests in a registered global security will be shown on, and the transfer of ownership interests will be effected only through, records maintained by the depositary, with respect to interests of participants, and on the records of participants, with respect to interests of persons holding through participants. The laws of some states may require that some purchasers of securities take physical delivery of these securities in definitive form. These laws may impair your ability to own, transfer or pledge beneficial interests in registered global securities.

So long as the depositary, or its nominee, is the registered owner of a registered global security, that depositary or its nominee, as the case may be, will be considered the sole owner or holder of the securities represented by the registered global security for all purposes under the applicable indenture, warrant agreement or unit agreement. Except as described below, owners of beneficial interests in a registered global security will not be entitled to have the securities represented by the registered global security registered in their names, will not receive or be entitled to receive physical delivery of the securities in definitive form and will not be considered the owners or holders of the securities under the applicable indenture, warrant agreement or unit agreement. Accordingly, each person owning a beneficial interest in a registered global security must rely on the procedures of the depositary for that registered global security and, if that person is not a participant, on the procedures of the participant through which the person owns its interest, to exercise any rights of a holder under the applicable indenture, warrant agreement or unit agreement. We understand that under existing industry practices, if we request any action of holders or if an owner of a beneficial interest in a registered global security desires to give or take any action that a holder is entitled to give or take under the applicable indenture, warrant agreement or unit agreement, the depositary for the registered global security would authorize the participants holding the relevant beneficial interests to give or take that action, and the participants would authorize beneficial owners owning through them to give or take that action or would otherwise act upon the instructions of beneficial owners holding through them.

Principal, premium, if any, and interest payments on debt securities, warrants or units represented by a registered global security registered in the name of a depositary or its nominee will be made to the depositary or its nominee, as the case may be, as the registered owner of the registered global security. None of Patriot, the trustee, the warrant agents, the unit agents or any other agent of Patriot, the trustee, the warrant agents, the unit agents or any agent of an agent will have any responsibility or liability for any aspect of the records relating to payments made on account of beneficial ownership interests in the registered global security or for maintaining, supervising or reviewing any records relating to those beneficial ownership interests.

We expect that the depositary for any of the securities represented by a registered global security, upon receipt of any payment of principal, premium, interest or other distribution of underlying securities or other property to holders on that registered global security, will immediately credit participants’ accounts in amounts proportionate to their respective beneficial interests in that registered global security as shown on the records of the depositary. We also expect that payments by participants to owners of beneficial interests in a registered global security held through participants will be governed by standing customer instructions and customary practices, as is now the case with the securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of those participants.

If the depositary for any of these securities represented by a registered global security is at any time unwilling or unable to continue as depositary or ceases to be a clearing agency registered under the Securities Exchange Act of 1934, and a successor depositary registered as a clearing agency under the Securities Exchange Act of 1934 is not appointed by us within 90 days, we will issue securities in definitive form in exchange for the registered global security that had been held by the depositary. Any securities issued in definitive form in exchange for a registered global security will be registered in the name or names that the depositary gives to the relevant trustee, warrant agent, unit agent or other relevant agent of ours or theirs. It is expected that the depositary’s instructions will be based upon directions received by the depositary from participants with respect to ownership of beneficial interests in the registered global security that had been held by the depositary.

PLAN OF DISTRIBUTION

We or selling security holders may sell the securities being offered hereby from time to time in the following manner or any manner specified in a prospectus supplement:

•	directly to purchasers;

•	through agents;

•	through underwriters; and

•	through dealers.

These sales, which may include block transactions, may be at fixed or negotiated prices. The selling security holders will act independently of us in making decisions with respect to the timing, manner and size of each sale. The selling security holders may use any one or more of the following methods when selling the securities:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchases;

•	block trades in which the broker-dealer will attempt to sell the securities as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resales by the broker-dealer for its own account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	directly through one or more purchasers;

•	in market transactions, including, without limitation, over the counter transactions;

•	derivative transactions or transactions involving other similar instruments;

•	a combination of any of these methods of sale; or

•	any other method permitted by applicable law.

The sale price to the public may be:

•	the market price prevailing at the time of sale;

•	a price related to the prevailing market price;

•	at negotiated prices; or

•	a price the selling security holder determines from time to time.

The prospectus supplement with respect to any offering of securities will set forth the terms of the offering, including:

•	the name or names of any underwriters, dealers or agents;

•	the purchase price of the securities and the proceeds to us from the sale;

•	any underwriting discounts and commissions or agency fees and other items constituting underwriters’ or agents’ compensation; and

•	any delayed delivery arrangements.

If any securities are sold pursuant to this prospectus by any persons other than us, we will, in a prospectus supplement, name the selling security holders, indicate the nature of any relationship such holders have had to us or any of our affiliates during the three years preceding such offering, state the amount of securities of the class owned by such security holder prior to the offering and the amount to be offered for the security holder’s account, and state the amount and (if one percent or more) the percentage of the class to be owned by such security holder after completion of the offering.

We or any selling security holder may directly solicit offers to purchase securities, or agents may be designated to solicit such offers. We will, in the prospectus supplement relating to such offering, name any agent that could be viewed as an underwriter under the Securities Act of 1933, as amended (the “Securities Act”) and describe any commissions that we or any selling security holder must pay. Any such agent will be acting on a best efforts basis for the period of its appointment or, if indicated in the applicable prospectus supplement, on a firm commitment basis. Agents, dealers and underwriters may be customers of, engage in transactions with, or perform services for us in the ordinary course of business.

The selling security holders may enter into hedging transactions with third parties, which may in turn engage in short sales of the securities in the course of hedging in positions they assume. The selling security holders may also sell the securities short and deliver the securities covered by this prospectus to close out short positions and to return borrowed shares in connection with such short sales. The selling security holders may also loan or pledge the securities to brokers or dealers that in turn may sell such securities under formal purchase contracts. The selling security holders may also distribute the securities to their members, partners or shareholders.

If any underwriters or agents are utilized in the sale of the securities in respect of which this prospectus is delivered, we and, if applicable, any selling security holder will enter into an underwriting agreement or other agreement with them at the time of sale to them, and we will set forth in the prospectus supplement relating to such offering the names of the underwriters or agents and the terms of the related agreement with them.

If a dealer is utilized in the sale of the securities in respect of which the prospectus is delivered, we will sell such securities to the dealer, as principal. The dealer may then resell such securities to the public at varying prices to be determined by such dealer at the time of resale.

Remarketing firms, agents, underwriters and dealers may be entitled under agreements which they may enter into with us to indemnification by us and by any selling security holder against certain civil liabilities, including liabilities under the Securities Act, and may be customers of, engage in transactions with or perform services for us in the ordinary course of business.

In order to facilitate the offering of the securities, any underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of the securities or any other securities the prices of which may be used to determine payments on such securities. Specifically, any underwriters may overallot in connection with the offering, creating a short position for their own accounts. In addition, to cover overallotments or to stabilize the price of the securities or of any such other securities, the underwriters may bid for, and purchase, the securities or any such other securities in the open market. Finally, in any offering of the securities through a syndicate of underwriters, the underwriting syndicate may reclaim selling concessions allowed to an underwriter or a dealer for distributing the securities in the offering if the syndicate repurchases previously distributed securities in transactions to cover syndicate short positions, in stabilization transactions or otherwise. Any of these activities may stabilize or maintain the market price of the securities above independent market levels. Any such underwriters are not required to engage in these activities and may end any of these activities at any time.

In compliance with the guidelines of the Financial Industry Regulatory Authority (the “FINRA”), the aggregate maximum discount, commission or agency fees or other items constituting underwriting compensation to be received by any FINRA member or independent broker-dealer will not exceed 8% of any offering pursuant to this prospectus and any applicable prospectus supplement or pricing supplement, as the case may be.

VALIDITY OF SECURITIES

The validity of the securities in respect of which this prospectus is being delivered will be passed on for us by Davis Polk & Wardwell LLP.

EXPERTS

The consolidated financial statements of Patriot Coal Corporation for the year ended December 31, 2009 included in Patriot Coal Corporation’s Current Report on Form 8-K filed with the SEC on April 26, 2010, and the financial statement schedule of Patriot Coal Corporation listed in Item 15(a) and the effectiveness of Patriot Coal Corporation’s internal control over financial reporting as of December 31, 2009 appearing in Patriot Coal Corporation’s Annual Report (Form 10-K), have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in its reports thereon, included therein, and incorporated herein by reference. Such consolidated financial statements have been incorporated herein by reference in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

A portion of the estimates of our proven and probable coal reserves referred to in this prospectus, to the extent described in this prospectus, have been prepared by Marshall Miller & Associates, Inc. and Weir International, Inc.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.	Other Expenses of Issuance and Distribution

The following table sets forth the costs and expenses payable by the Registrant in connection with the sale of the securities being registered hereby. All amounts shown are estimates except the registration fee.

	Amount
	to be Paid

Registration fee	$0	*
Printing	$100,000
Legal fees and expenses (including Blue Sky fees)	$200,000
Rating Agency fees	$100,000
Accounting fees and expenses	$100,000
Miscellaneous	$100,000

TOTAL	$600,000

*	Patriot deferred payment of the registration fee pursuant to Rule 456(b) and omitted this information in reliance on Rule 456(b) and Rule 457(r), except for $8064.36 that had already been paid with respect to securities that were previously registered pursuant to the Registration Statement on Form S-3 (No. 333-157645) filed by Patriot on March 3, 2009 (the “Prior Registration Statement”), and were not sold thereunder. Pursuant to Rule 457(p) under the Securities Act, such unutilized filing fee may be applied to the filing fee payable pursuant to this Registration Statement.

Item 15.	Indemnification of Directors and Officers

Section 145 of the Delaware General Corporations Law (“Delaware Law”) permits a corporation, under specified circumstances, to indemnify its directors, officers, employees and agents against expenses (including attorneys’ fees) and other liabilities actually and reasonably incurred by them as a result of any suit (other than a suit brought by or in the right of the corporation) brought against them in their capacity as such, if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, if they had no reasonable cause to believe their conduct was unlawful. Section 145 of the Delaware Law also provides that directors, officers, employees and agents may also be indemnified against expenses (including attorneys’ fees) incurred by them in connection with a suit brought by or in the right of the corporation if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification may be made, unless otherwise determined by the court, if such person was adjudged liable to the corporation.

The Delaware Law also provides that the indemnification described above will not be deemed exclusive of other indemnification that may be granted by a corporation pursuant to its by-laws, disinterested directors’ vote, stockholders’ vote, agreement or otherwise.

The Delaware Law also provides corporations with the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation in a similar capacity for another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against him or her in any such capacity, or arising out of his or her status, whether or not the corporation would have the power to indemnify him or her against such liability as described above.

As permitted by sections 102 and 145 of Delaware Law, the Registrant’s certificate of incorporation eliminates the liability of a director to Patriot and its stockholders for monetary damages for breach of a director’s fiduciary duty except for liability under section 174 of Delaware Law, for any breach of the director’s duty of loyalty to Patriot or its stockholders, for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or for any transaction from which the director derived an improper personal benefit.

The Registrant’s certificate of incorporation and by-laws provide that to the fullest extent permitted by Delaware Law, the Registrant shall indemnify any person (and such person’s heirs, executors or administrators) who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (brought in the right of the Registrant or otherwise), whether civil, criminal, administrative or investigative, and whether formal or informal, including appeals, by reason of the fact that such person is or was a director or officer of the Registrant or, while a director or officer of the Registrant, is or was serving at the request of the Registrant as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, limited liability company or other enterprise, for and against all expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person or such heirs, executors or administrators in connection with such action, suit or proceeding, including appeals. The Registrant is required to indemnify a person described in the preceding sentence in connection with any action, suit or proceeding (or part thereof) commenced by such person only if the commencement of such action, suit or proceeding (or part thereof) by such person was authorized by the Board of Directors of the Registrant. The Registrant may indemnify any person (and such person’s heirs, executors or administrators) who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (brought in the right of the Registrant or otherwise), whether civil, criminal, administrative or investigative, and whether formal or informal, including appeals, by reason of the fact that such person is or was an employee or agent of the Registrant or is or was serving at the request of the Registrant as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, limited liability company or other enterprise, for and against all expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person or such heirs, executors or administrators in connection with such action, suit or proceeding, including appeals. The right to indemnification includes the prompt payment of expenses incurred by any applicable person in defending any action, suit or proceeding in advance of the final disposition of such action, suit or proceeding, including appeals, upon presentation of appropriate documentation.

The above discussion of the Delaware Law and the Registrant’s certificate of incorporation and by-laws is not intended to be exhaustive and is qualified in its entirety by such statutes and the Registrant’s certificate of incorporation and by-laws.

The Registrant maintains liability insurance for the benefit of its directors and officers.

The Registrant has entered into indemnification agreements with each of its directors and certain of its officers pursuant to which the Registrant has agreed to indemnify those persons against any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that the indemnified person is or was or has agreed to serve at the request of the Registrant as a director, officer, employee or agent of the Registrant, or while serving as a director or officer of the Registrant, is or was serving or has agreed to serve at the request of the Registrant as a director, officer, employee or agent (which, for purposes of the indemnification agreements, includes a trustee, partner, manager or a position of similar capacity) of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity. The indemnification provided by these agreements is from and against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the indemnified person or on his or her behalf in connection with the action, suit or proceeding and any appeal therefrom, but shall only be provided if the indemnified person acted in good faith and in a manner the indemnified person reasonably believed to be in or not opposed to the best interests of the Registrant, and, with respect to any criminal action, suit or proceeding, had no reasonable cause to believe the indemnified person’s conduct was unlawful. The Registrant’s certificate of incorporation and the indemnification agreements require the advancement of expenses incurred by officers and directors in relation to any action, suit or proceeding.

Item 16.	Exhibits and Financial Statement Schedules

(a) The following exhibits are filed as part of this Registration Statement:

Exhibit
No.	Document

1.1	Form of Equity Underwriting Agreement*
1.2	Form of Debt Underwriting Agreement*
4.1	Amended and Restated Certificate of Incorporation of Patriot Coal Corporation (Incorporated by reference to Exhibit 3.1 of the Registrant’s Current Report on Form 8-K, filed on October 25, 2007)*
4.2	Amended and Restated By-Laws of Patriot Coal Corporation (Incorporated by reference to Exhibit 3.2 of the Registrant’s Current Report on Form 8-K, filed on October 25, 2007)*
4.3	Form of Indenture between the Registrant and Wilmington Trust Company*
4.4	Form of Note
4.5	Form of Warrant Agreement**
4.6	Form of Purchase Contract**
4.7	Form of Unit Agreement**
4.8	Form of First Supplemental Indenture
5.1	Opinion of Davis Polk & Wardwell LLP*
5.2	Opinion of Davis Polk & Wardwell LLP
12.1	Statement regarding computation of Ratios of Earnings to Fixed Charges
23.1	Consent of Ernst & Young LLP
23.2	Consent of Marshall Miller & Associates, Inc.*
23.3	Consent of Weir International, Inc.*
23.4	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)*
23.5	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.2)
24.1	Power of Attorney of Patriot*
24.2	Power of Attorney of Guarantors (included on the Guarantor signature pages of the Registration Statement)
25.1	Statement of Eligibility on Form T-1 of Wilmington Trust Company for Indenture*
25.2	Statement of Eligibility on Form T-1 of Wilmington Trust Company for First Supplemental Indenture

*	Previously filed as an exhibit to this Registration Statement.

**	To be filed by amendment on Form 8-K.

Item 17.	Undertakings

(a) The undersigned Registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made of securities registered hereby, a post-effective amendment to this registration statement:

(i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement;

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (i), (ii) and (iii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Securities and Exchange Commission by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

(A) Each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) for the purpose of providing the information required by Section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

(5) That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities:

The undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i) Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii) The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv) Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

(b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrants pursuant to the foregoing provisions, or otherwise, the registrants have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrants will, unless in the opinion of their counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on April 26, 2010.

Patriot Coal Corporation

By:	/s/ Richard M. Whiting
Richard M. Whiting
Chief Executive Officer and Director

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Richard M. Whiting Richard M. Whiting		Chief Executive Officer and Director (principal executive officer)	April 26, 2010

* Mark N. Schroeder		Senior Vice President and Chief Financial Officer (principal financial and accounting officer)	April 26, 2010

* Irl F. Engelhardt		Chairman of the Board and Director	April 26, 2010

* J. Joe Adorjan		Director	April 26, 2010

* B. R. Brown		Director	April 26, 2010

* John F. Erhard		Director	April 26, 2010

* Michael P. Johnson		Director	April 26, 2010

* John E. Lushefski		Director	April 26, 2010

* Michael M. Scharf		Director	April 26, 2010

* Robb E. Turner		Director	April 26, 2010

* Robert O. Viets		Director	April 26, 2010

*By:	/s/ Richard M. Whiting Richard M. Whiting, as Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on April 26, 2010.

AFFINITY MINING COMPANY

By:	/s/ Paul H. Vining
Paul H. Vining
President and Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard M. Whiting, Mark N. Schroeder and Joseph W. Bean, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Paul H. Vining Paul H. Vining	President and Director (principal executive officer)	April 26, 2010

/s/ Robert L. Mead Robert L. Mead	Vice President and Treasurer (principal financial officer and principal accounting officer)	April 26, 2010

/s/ Mark N. Schroeder Mark N. Schroeder	Vice President and Director	April 26, 2010

/s/ Joseph W. Bean Joseph W. Bean	Assistant Secretary and Director	April 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on April 26, 2010.

APOGEE COAL COMPANY, LLC

By: NEW TROUT COAL HOLDINGS II, LLC
Its Sole Member

By:	/s/ Robert L. Mead
Name:     Robert L. Mead

Title:	Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard M. Whiting, Mark N. Schroeder and Joseph W. Bean, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

	Signature	Title	Date

/s/ Paul H. Vining Paul H. Vining		President (principal executive officer)	April 26, 2010

/s/ Robert L. Mead Robert L. Mead		Vice President and Treasurer (principal financial officer and principal accounting officer)	April 26, 2010

NEW TROUT COAL HOLDINGS II, LLC		Sole Member

By:	/s/ Robert L. Mead Name: Robert L. Mead Title: Vice President and Treasurer		April 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on April 26, 2010.

APPALACHIA MINE SERVICES, LLC

By: EASTERN COAL COMPANY, LLC
Its Sole Member

By:	/s/ Robert L. Mead
Name:     Robert L. Mead

Title:	Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard M. Whiting, Mark N. Schroeder and Joseph W. Bean, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

	Signature	Title	Date

/s/ Charles A. Ebetino, Jr. Charles A. Ebetino, Jr.		President (principal executive officer)	April 26, 2010

/s/ Robert L. Mead Robert L. Mead		Vice President and Treasurer (principal financial officer and principal accounting officer)	April 26, 2010

EASTERN COAL COMPANY, LLC		Sole Member

By:	/s/ Robert L. Mead Name: Robert L. Mead Title: Vice President and Treasurer		April 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on April 26, 2010.

BEAVER DAM COAL COMPANY, LLC

By: PATRIOT COAL CORPORATION
Its Sole Member

By:	/s/ Robert L. Mead
Name:     Robert L. Mead

Title:	Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard M. Whiting, Mark N. Schroeder and Joseph W. Bean, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Charles A. Ebetino, Jr. Charles A. Ebetino, Jr.		President (principal executive officer)	April 26, 2010

/s/ Robert L. Mead Robert L. Mead		Vice President and Treasurer (principal financial officer and principal accounting officer)	April 26, 2010

PATRIOT COAL CORPORATION		Sole Member

By:	/s/ Robert L. Mead Name: Robert L. Mead Title: Vice President and Treasurer		April 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on April 26, 2010.

BIG EAGLE LLC

By: KE VENTURES, LLC
Its Sole Member

By:	/s/ Robert L. Mead
Name:     Robert L. Mead

Title:	Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard M. Whiting, Mark N. Schroeder and Joseph W. Bean, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Charles A. Ebetino, Jr. Charles A. Ebetino, Jr.		President (principal executive officer)	April 26, 2010

/s/ Robert L. Mead Robert L. Mead		Vice President and Treasurer (principal financial officer and principal accounting officer)	April 26, 2010

KE VENTURES, LLC		Sole Member

By:	/s/ Robert L. Mead Name: Robert L. Mead Title: Vice President and Treasurer		April 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on April 26, 2010.

BIG EAGLE RAIL, LLC

By: BIG EAGLE LLC
Its Sole Member

By:	/s/ Robert L. Mead
Name:     Robert L. Mead

Title:	Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard M. Whiting, Mark N. Schroeder and Joseph W. Bean, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Charles A. Ebetino, Jr. Charles A. Ebetino, Jr.		President (principal executive officer)	April 26, 2010

/s/ Robert L. Mead Robert L. Mead		Vice President and Treasurer (principal financial officer and principal accounting officer)	April 26, 2010

BIG EAGLE LLC		Sole Member

By:	/s/ Robert L. Mead Name: Robert L. Mead Title: Vice President and Treasurer		April 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on April 26, 2010.

BLACK STALLION COAL COMPANY, LLC

By: BLACK WALNUT COAL COMPANY
Its Sole Member

By:	/s/ Robert L. Mead
Name:     Robert L. Mead

Title:	Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard M. Whiting, Mark N. Schroeder and Joseph W. Bean, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Paul H. Vining Paul H. Vining		President (principal executive officer)	April 26, 2010

/s/ Robert L. Mead Robert L. Mead		Vice President and Treasurer (principal financial officer and principal accounting officer)	April 26, 2010

BLACK WALNUT COAL COMPANY		Sole Member

By:	/s/ Robert L. Mead Name: Robert L. Mead Title: Vice President and Treasurer		April 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on April 26, 2010.

BLACK WALNUT COAL COMPANY

By:	/s/ Paul H. Vining
Paul H. Vining
President and Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard M. Whiting, Mark N. Schroeder and Joseph W. Bean, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Paul H. Vining Paul H. Vining	President and Director (principal executive officer)	April 26, 2010

/s/ Robert L. Mead Robert L. Mead	Vice President and Treasurer (principal financial officer and principal accounting officer)	April 26, 2010

/s/ Mark N. Schroeder Mark N. Schroeder	Vice President and Director	April 26, 2010

/s/ Joseph W. Bean Joseph W. Bean	Secretary and Director	April 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on April 26, 2010.

BLUEGRASS MINE SERVICES, LLC

By:	PATRIOT COAL CORPORATION
Its Sole Member

By:	/s/ Robert L. Mead Name: Robert L. Mead Title: Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard M. Whiting, Mark N. Schroeder and Joseph W. Bean, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

	Signature	Title	Date

/s/ Charles A. Ebetino, Jr. Charles A. Ebetino, Jr.		President (principal executive officer)	April 26, 2010

/s/ Robert L. Mead Robert L. Mead		Vice President and Treasurer (principal financial officer and principal accounting officer)	April 26, 2010

PATRIOT COAL CORPORATION		Sole Member

By:	/s/ Robert L. Mead Name: Robert L. Mead Title: Vice President and Treasurer		April 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on April 26, 2010.

BROOK TROUT COAL, LLC

By:	TROUT COAL HOLDINGS, LLC
Its Sole Member

By:	/s/ Robert L. Mead Name: Robert L. Mead Title: Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard M. Whiting, Mark N. Schroeder and Joseph W. Bean, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

	Signature	Title	Date

/s/ Charles A. Ebetino, Jr. Charles A. Ebetino, Jr.		President (principal executive officer)	April 26, 2010

/s/ Robert L. Mead Robert L. Mead		Vice President and Treasurer (principal financial officer and principal accounting officer)	April 26, 2010

TROUT COAL HOLDINGS, LLC		Sole Member

By:	/s/ Robert L. Mead Name: Robert L. Mead Title: Vice President and Treasurer		April 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on April 26, 2010.

CATENARY COAL COMPANY, LLC

By:	VIPER LLC
Its Sole Member

By:	/s/ Robert L. Mead Name: Robert L. Mead Title: Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard M. Whiting, Mark N. Schroeder and Joseph W. Bean, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

	Signature	Title	Date

/s/ Paul H. Vining Paul H. Vining		President (principal executive officer)	April 26, 2010

/s/ Robert L. Mead Robert L. Mead		Vice President and Treasurer (principal financial officer and principal accounting officer)	April 26, 2010

VIPER LLC		Sole Member

By:	/s/ Robert L. Mead Name: Robert L. Mead Title: Vice President and Treasurer		April 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on April 26, 2010.

CENTRAL STATES COAL RESERVES OF
KENTUCKY, LLC

By:	PATRIOT COAL CORPORATION
Its Sole Member

By:	/s/ Robert L. Mead
Name:     Robert L. Mead

Title:	Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard M. Whiting, Mark N. Schroeder and Joseph W. Bean, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

	Signature	Title	Date

/s/ Charles A. Ebetino, Jr. Charles A. Ebetino, Jr.		President (principal executive officer)	April 26, 2010

/s/ Robert L. Mead Robert L. Mead		Vice President and Treasurer (principal financial officer and principal accounting officer)	April 26, 2010

PATRIOT COAL CORPORATION		Sole Member

By:	/s/ Robert L. Mead Name: Robert L. Mead Title: Vice President and Treasurer		April 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on April 26, 2010.

CHARLES COAL COMPANY, LLC

By:	EASTERN ASSOCIATED COAL, LLC
Its Sole Member

By:	/s/ Robert L. Mead
Name:     Robert L. Mead

Title:	Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard M. Whiting, Mark N. Schroeder and Joseph W. Bean, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

	Signature	Title	Date

/s/ Paul H. Vining Paul H. Vining		President (principal executive officer)	April 26, 2010

/s/ Robert L. Mead Robert L. Mead		Vice President and Treasurer (principal financial officer and principal accounting officer)	April 26, 2010

EASTERN ASSOCIATED COAL, LLC		Sole Member

By:	/s/ Robert L. Mead Name: Robert L. Mead Title: Vice President and Treasurer		April 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on April 26, 2010.

CLEATON COAL COMPANY

By:	/s/ Charles A. Ebetino, Jr.
Charles A. Ebetino, Jr.
President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard M. Whiting, Mark N. Schroeder and Joseph W. Bean, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Charles A. Ebetino, Jr. Charles A. Ebetino, Jr.	President (principal executive officer)	April 26, 2010

/s/ Robert L. Mead Robert L. Mead	Vice President and Treasurer (principal financial officer and principal accounting officer)	April 26, 2010

/s/ Paul H. Vining Paul H. Vining	Director	April 26, 2010

/s/ Mark N. Schroeder Mark N. Schroeder	Vice President and Director	April 26, 2010

/s/ Joseph W. Bean Joseph W. Bean	Secretary and Director	April 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on April 26, 2010.

COAL CLEAN LLC

By:	INFINITY COAL SALES, LLC
Its Sole Member

By:	/s/ Robert L. Mead
Name:     Robert L. Mead
Title:     Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard M. Whiting, Mark N. Schroeder and Joseph W. Bean, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Paul H. Vining Paul H. Vining		President (principal executive officer)	April 26, 2010

/s/ Robert L. Mead Robert L. Mead		Vice President and Treasurer (principal financial officer and principal accounting officer)	April 26, 2010

INFINITY COAL SALES, LLC		Sole Member

By:	/s/ Robert L. Mead Name: Robert L. Mead Title: Vice President and Treasurer		April 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on April 26, 2010.

COAL PROPERTIES, LLC

By: HERITAGE COAL COMPANY LLC
Its Sole Member

By:	/s/ Robert L. Mead
Name:     Robert L. Mead
Title: Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard M. Whiting, Mark N. Schroeder and Joseph W. Bean, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Paul H. Vining Paul H. Vining		President (principal executive officer)	April 26, 2010

/s/ Robert L. Mead Robert L. Mead		Vice President and Treasurer (principal financial officer and principal accounting officer)	April 26, 2010

HERITAGE COAL COMPANY LLC		Sole Member

By:	/s/ Robert L. Mead Name: Robert L. Mead Title: Vice President and Treasurer		April 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on April 26, 2010.

COAL RESERVE HOLDING LIMITED LIABILITY COMPANY NO. 2

By:	MARTINKA COAL COMPANY, LLC
Its Member (99.8% Interest)

By:	/s/ Robert L. Mead
Name:     Robert L. Mead
Title: Vice President and Treasurer

By: HERITAGE COAL COMPANY LLC
Its Member (0.2% Interest)

By:	/s/ Robert L. Mead
Name:     Robert L. Mead

Title:	Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard M. Whiting, Mark N. Schroeder and Joseph W. Bean, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Charles A. Ebetino, Jr Charles A. Ebetino, Jr	President (principal executive officer)	April 26, 2010

/s/ Robert L. Mead Robert L. Mead	Vice President and Treasurer (principal financial officer and principal accounting officer)	April 26, 2010

Signature		Title	Date

MARTINKA COAL COMPANY, LLC		Member

By:	/s/ Robert L. Mead Name: Robert L. Mead Title: Vice President and Treasurer		April 26, 2010

HERITAGE COAL COMPANY LLC		Member

By:	/s/ Robert L. Mead Name: Robert L. Mead Title: Vice President and Treasurer		April 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on April 26, 2010.

COLONY BAY COAL COMPANY

By: EASTERN ASSOCIATED COAL, LLC
Its Partner (99% Interest)

By:	/s/ Robert L. Mead
Name:     Robert L. Mead

Title:	Vice President and Treasurer

By: CHARLES COAL COMPANY
Its Partner (1% Interest)

By:	/s/ Robert L. Mead
Name:     Robert L. Mead

Title:	Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard M. Whiting, Mark N. Schroeder and Joseph W. Bean, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Paul H. Vining Paul H. Vining	President (principal executive officer)	April 26, 2010

/s/ Robert L. Mead Robert L. Mead	Vice President and Treasurer (principal financial officer and principal accounting officer)	April 26, 2010

Signature		Title	Date

EASTERN ASSOCIATED COAL, LLC		Partner

By:	/s/ Robert L. Mead Name: Robert L. Mead Title: Vice President and Treasurer		April 26, 2010

CHARLES COAL COMPANY		Partner

By:	/s/ Robert L. Mead Name: Robert L. Mead Title: Vice President and Treasurer		April 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on April 26, 2010.

COOK MOUNTAIN COAL COMPANY, LLC

By: EASTERN COAL COMPANY, LLC
Its Sole Member

By:	/s/ Robert L. Mead
Name:     Robert L. Mead

Title:	Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard M. Whiting, Mark N. Schroeder and Joseph W. Bean, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Charles A. Ebetino, Jr. Charles A. Ebetino, Jr.		President (principal executive officer)	April 26, 2010

/s/ Robert L. Mead Robert L. Mead		Vice President and Treasurer (principal financial officer and principal accounting officer)	April 26, 2010

EASTERN COAL COMPANY, LLC		Sole Member

By:	/s/ Robert L. Mead Name: Robert L. Mead Title: Vice President and Treasurer		April 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on April 26, 2010.

COYOTE COAL COMPANY LLC

By: MAGNUM COAL COMPANY LLC
Its Sole Member

By:	/s/ Robert L. Mead
Name:     Robert L. Mead

Title:	Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard M. Whiting, Mark N. Schroeder and Joseph W. Bean, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Paul H. Vining Paul H. Vining		President (principal executive officer)	April 26, 2010

/s/ Robert L. Mead Robert L. Mead		Vice President and Treasurer (principal financial officer and principal accounting officer)	April 26, 2010

MAGNUM COAL COMPANY LLC		Sole Member

By:	/s/ Robert L. Mead Name: Robert L. Mead Title: Vice President and Treasurer		April 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on April 26, 2010.

DAKOTA LLC

By: NEW TROUT COAL HOLDINGS II, LLC
Its Sole Member

By:	/s/ Robert L. Mead
Name:     Robert L. Mead

Title:	Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard M. Whiting, Mark N. Schroeder and Joseph W. Bean, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Paul H. Vining Paul H. Vining		President (principal executive officer)	April 26, 2010

/s/ Robert L. Mead Robert L. Mead		Vice President and Treasurer (principal financial officer and principal accounting officer)	April 26, 2010

NEW TROUT COAL HOLDINGS II, LLC		Sole Member

By:	/s/ Robert L. Mead Name: Robert L. Mead Title: Vice President and Treasurer		April 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on April 26, 2010.

DAY LLC

By: NEW TROUT COAL HOLDINGS II, LLC
Its Sole Member

By:	/s/ Robert L. Mead
Name:     Robert L. Mead

Title:	Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard M. Whiting, Mark N. Schroeder and Joseph W. Bean, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Paul H. Vining Paul H. Vining		President (principal executive officer)	April 26, 2010

/s/ Robert L. Mead Robert L. Mead		Vice President and Treasurer (principal financial officer and principal accounting officer)	April 26, 2010

NEW TROUT COAL HOLDINGS II, LLC		Sole Member

By:	/s/ Robert L. Mead Name: Robert L. Mead Title: Vice President and Treasurer		April 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on April 26, 2010.

DIXON MINING COMPANY, LLC

By: DODGE HILL HOLDING JV, LLC
Its Sole Member

By:	/s/ Robert L. Mead
Name:     Robert L. Mead

Title:	Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard M. Whiting, Mark N. Schroeder and Joseph W. Bean, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Charles A. Ebetino, Jr. Charles A. Ebetino, Jr.		President (principal executive officer)	April 26, 2010

/s/ Robert L. Mead Robert L. Mead		Vice President and Treasurer (principal financial officer and principal accounting officer)	April 26, 2010

DODGE HILL HOLDING JV, LLC		Sole Member

By:	/s/ Robert L. Mead Name: Robert L. Mead Title: Vice President and Treasurer		April 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on April 26, 2010.

DODGE HILL HOLDING JV, LLC

By: INDIAN HILL COMPANY
Its Sole Member

By:	/s/ Robert L. Mead
Name:     Robert L. Mead

Title:	Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard M. Whiting, Mark N. Schroeder and Joseph W. Bean, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Charles A. Ebetino, Jr. Charles A. Ebetino, Jr.		President (principal executive officer)	April 26, 2010

/s/ Robert L. Mead Robert L. Mead		Vice President and Treasurer (principal financial officer and principal accounting officer)	April 26, 2010

INDIAN HILL COMPANY		Sole Member

By:	/s/ Robert L. Mead Name: Robert L. Mead Title: Vice President and Treasurer		April 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on April 26, 2010.

DODGE HILL MINING COMPANY, LLC

By: DODGE HILL OF KENTUCKY, LLC
Its Sole Member

By:	/s/ Robert L. Mead
Name:     Robert L. Mead

Title:	Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard M. Whiting, Mark N. Schroeder and Joseph W. Bean, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Paul H. Vining Paul H. Vining		President (principal executive officer)	April 26, 2010

/s/ Robert L. Mead Robert L. Mead		Vice President and Treasurer (principal financial officer and principal accounting officer)	April 26, 2010

DODGE HILL OF KENTUCKY, LLC		Sole Member

By:	/s/ Robert L. Mead Name: Robert L. Mead Title: Vice President and Treasurer		April 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on April 26, 2010.

DODGE HILL OF KENTUCKY, LLC

By: DODGE HILL HOLDING JV, LLC
Its Sole Member

By:	/s/ Robert L. Mead
Name:     Robert L. Mead

Title:	Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard M. Whiting, Mark N. Schroeder and Joseph W. Bean, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Charles A. Ebetino, Jr. Charles A. Ebetino, Jr.		President (principal executive officer)	April 26, 2010

/s/ Robert L. Mead Robert L. Mead		Vice President and Treasurer (principal financial officer and principal accounting officer)	April 26, 2010

DODGE HILL HOLDING JV, LLC		Sole Member

By:	/s/ Robert L. Mead Name: Robert L. Mead Title: Vice President and Treasurer		April 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on April 26, 2010.

EASTERN ASSOCIATED COAL, LLC

By: COAL PROPERTIES, LLC
Its Sole Member

By:	/s/ Robert L. Mead
Name:     Robert L. Mead

Title:	Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard M. Whiting, Mark N. Schroeder and Joseph W. Bean, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Paul H. Vining Paul H. Vining		President (principal executive officer)	April 26, 2010

/s/ Robert L. Mead Robert L. Mead		Vice President and Treasurer (principal financial officer and principal accounting officer)	April 26, 2010

COAL PROPERTIES, LLC		Sole Member

By:	/s/ Robert L. Mead Name: Robert L. Mead Title: Vice President and Treasurer		April 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on April 26, 2010.

EASTERN COAL COMPANY, LLC

By: PATRIOT COAL CORPORATION
Its Sole Member

By:	/s/ Robert L. Mead
Name:     Robert L. Mead

Title:	Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard M. Whiting, Mark N. Schroeder and Joseph W. Bean, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Mark N. Schroeder Mark N. Schroeder		President (principal executive officer)	April 26, 2010

/s/ Robert L. Mead Robert L. Mead		Vice President and Treasurer (principal financial officer and principal accounting officer)	April 26, 2010

PATRIOT COAL CORPORATION		Sole Member

By:	/s/ Robert L. Mead Name: Robert L. Mead Title: Vice President and Treasurer		April 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on April 26, 2010.

EASTERN ROYALTY, LLC

By: EASTERN COAL COMPANY, LLC
Its Sole Member

By:	/s/ Robert L. Mead
Name:     Robert L. Mead

Title:	Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard M. Whiting, Mark N. Schroeder and Joseph W. Bean, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Charles A. Ebetino, Jr. Charles A. Ebetino, Jr.		President (principal executive officer)	April 26, 2010

/s/ Robert L. Mead Robert L. Mead		Vice President and Treasurer (principal financial officer and principal accounting officer)	April 26, 2010

EASTERN COAL COMPANY, LLC		Sole Member

By:	/s/ Robert L. Mead Name: Robert L. Mead Title: Vice President and Treasurer		April 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on April 26, 2010.

GRAND EAGLE MINING, INC.

By:	/s/ Paul H. Vining
Paul H. Vining
President and Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard M. Whiting, Mark N. Schroeder and Joseph W. Bean, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Paul H. Vining Paul H. Vining	President and Director (principal executive officer)	April 26, 2010

/s/ Robert L. Mead Robert L. Mead	Vice President and Treasurer (principal financial officer and principal accounting officer)	April 26, 2010

/s/ Mark N. Schroeder Mark N. Schroeder	Vice President and Director	April 26, 2010

/s/ Joseph W. Bean Joseph W. Bean	Secretary and Director	April 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on April 26, 2010.

HCR HOLDINGS, LLC

By: PATRIOT COAL CORPORATION
Its Sole Member

By:	/s/ Robert L. Mead
Name:     Robert L. Mead

Title:	Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard M. Whiting, Mark N. Schroeder and Joseph W. Bean, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Charles A. Ebetino, Jr. Charles A. Ebetino, Jr.		President (principal executive officer)	April 26, 2010

/s/ Robert L. Mead Robert L. Mead		Vice President and Treasurer (principal financial officer and principal accounting officer)	April 26, 2010

PATRIOT COAL CORPORATION		Sole Member

By:	/s/ Robert L. Mead Name: Robert L. Mead Title: Vice President and Treasurer		April 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on April 26, 2010.

HERITAGE COAL COMPANY LLC

By: INTERIOR HOLDINGS, LLC
Its Sole Member

By:	/s/ Robert L. Mead
Name:     Robert L. Mead

Title:	Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard M. Whiting, Mark N. Schroeder and Joseph W. Bean, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Paul H. Vining Paul H. Vining		President (principal executive officer)	April 26, 2010

/s/ Robert L. Mead Robert L. Mead		Vice President and Treasurer (principal financial officer and principal accounting officer)	April 26, 2010

INTERIOR HOLDINGS, LLC		Sole Member

By:	/s/ Robert L. Mead Name: Robert L. Mead Title: Vice President and Treasurer		April 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on April 26, 2010.

HIGHLAND MINING COMPANY, LLC

By: INTERIOR HOLDINGS, LLC
Its Sole Member

By:	/s/ Robert L. Mead
Name:     Robert L. Mead

Title:	Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard M. Whiting, Mark N. Schroeder and Joseph W. Bean, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Paul H. Vining Paul H. Vining		President (principal executive officer)	April 26, 2010

/s/ Robert L. Mead Robert L. Mead		Vice President and Treasurer (principal financial officer and principal accounting officer)	April 26, 2010

INTERIOR HOLDINGS, LLC		Sole Member

By:	/s/ Robert L. Mead Name: Robert L. Mead Title: Vice President and Treasurer		April 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on April 26, 2010.

HIGHWALL MINING LLC

By: INFINITY COAL SALES, LLC
Its Sole Member

By:	/s/ Robert L. Mead
Name:     Robert L. Mead

Title:	Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard M. Whiting, Mark N. Schroeder and Joseph W. Bean, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Paul H. Vining Paul H. Vining		President (principal executive officer)	April 26, 2010

/s/ Robert L. Mead Robert L. Mead		Vice President and Treasurer (principal financial officer and principal accounting officer)	April 26, 2010

INFINITY COAL SALES, LLC		Sole Member

By:	/s/ Robert L. Mead Name: Robert L. Mead Title: Vice President and Treasurer		April 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on April 26, 2010.

HILLSIDE MINING COMPANY

By:	/s/ Paul H. Vining
Paul H. Vining
President and Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard M. Whiting, Mark N. Schroeder and Joseph W. Bean, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Paul H. Vining Paul H. Vining	President and Director (principal executive officer)	April 26, 2010

/s/ Robert L. Mead Robert L. Mead	Vice President and Treasurer (principal financial officer and principal accounting officer)	April 26, 2010

/s/ Mark N. Schroeder Mark N. Schroeder	Vice President and Director	April 26, 2010

/s/ Joseph W. Bean Joseph W. Bean	Secretary and Director	April 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on April 26, 2010.

HOBET MINING, LLC

By: NEW TROUT COAL HOLDINGS II, LLC
Its Sole Member

By:	/s/ Robert L. Mead
Name:     Robert L. Mead

Title:	Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard M. Whiting, Mark N. Schroeder and Joseph W. Bean, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Paul H. Vining Paul H. Vining		President (principal executive officer)	April 26, 2010

/s/ Robert L. Mead Robert L. Mead		Vice President and Treasurer (principal financial officer and principal accounting officer)	April 26, 2010

NEW TROUT COAL HOLDINGS II, LLC		Sole Member

By:	/s/ Robert L. Mead Name: Robert L. Mead Title: Vice President and Treasurer		April 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on April 26, 2010.

INDIAN HILL COMPANY

By:	/s/ Charles A. Ebetino, Jr.
Charles A. Ebetino, Jr.
President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard M. Whiting, Mark N. Schroeder and Joseph W. Bean, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Charles A. Ebetino, Jr. Charles A. Ebetino, Jr.	President (principal executive officer)	April 26, 2010

/s/ Robert L. Mead Robert L. Mead	Vice President and Treasurer (principal financial officer and principal accounting officer)	April 26, 2010

/s/ Paul H. Vining Paul H. Vining	Director	April 26, 2010

/s/ Mark N. Schroeder Mark N. Schroeder	Vice President and Director	April 26, 2010

/s/ Joseph W. Bean Joseph W. Bean	Secretary and Director	April 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on April 26, 2010.

INFINITY COAL SALES, LLC

By: BROOK TROUT COAL, LLC
Its Sole Member

By:	/s/ Robert L. Mead
Name:     Robert L. Mead

Title:	Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard M. Whiting, Mark N. Schroeder and Joseph W. Bean, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Mark N. Schroeder Mark N. Schroeder		President (principal executive officer)	April 26, 2010

/s/ Robert L. Mead Robert L. Mead		Vice President and Treasurer (principal financial officer and principal accounting officer)	April 26, 2010

BROOK TROUT COAL, LLC		Sole Member

By:	/s/ Robert L. Mead Name: Robert L. Mead Title: Vice President and Treasurer		April 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on April 26, 2010.

INTERIOR HOLDINGS, LLC

By: EASTERN COAL COMPANY, LLC
Its Sole Member

By:	/s/ Robert L. Mead
Name:     Robert L. Mead

Title:	Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard M. Whiting, Mark N. Schroeder and Joseph W. Bean, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Mark N. Schroeder Mark N. Schroeder		President (principal executive officer)	April 26, 2010

/s/ Robert L. Mead Robert L. Mead		Vice President and Treasurer (principal financial officer and principal accounting officer)	April 26, 2010

EASTERN COAL COMPANY, LLC		Sole Member

By:	/s/ Robert L. Mead Name: Robert L. Mead Title: Vice President and Treasurer		April 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on April 26, 2010.

IO COAL LLC

By: INFINITY COAL SALES, LLC
Its Sole Member

By:	/s/ Robert L. Mead
Name:     Robert L. Mead

Title:	Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard M. Whiting, Mark N. Schroeder and Joseph W. Bean, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Paul H. Vining Paul H. Vining		President (principal executive officer)	April 26, 2010

/s/ Robert L. Mead Robert L. Mead		Vice President and Treasurer (principal financial officer and principal accounting officer)	April 26, 2010

INFINITY COAL SALES, LLC		Sole Member

By:	/s/ Robert L. Mead Name: Robert L. Mead Title: Vice President and Treasurer		April 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on April 26, 2010.

JARRELL’S BRANCH COAL COMPANY

By:	/s/ Paul H. Vining
Paul H. Vining
President and Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard M. Whiting, Mark N. Schroeder and Joseph W. Bean, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Paul H. Vining Paul H. Vining	President and Director (principal executive officer)	April 26, 2010

/s/ Robert L. Mead Robert L. Mead	Vice President and Treasurer (principal financial officer and principal accounting officer)	April 26, 2010

/s/ Mark N. Schroeder Mark N. Schroeder	Vice President and Director	April 26, 2010

/s/ Joseph W. Bean Joseph W. Bean	Secretary and Director	April 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on April 26, 2010.

JUPITER HOLDINGS LLC

By: BROOK TROUT COAL, LLC
Its Sole Member

By:	/s/ Robert L. Mead
Name:     Robert L. Mead

Title:	Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard M. Whiting, Mark N. Schroeder and Joseph W. Bean, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Paul H. Vining Paul H. Vining		President (principal executive officer)	April 26, 2010

/s/ Robert L. Mead Robert L. Mead		Vice President and Treasurer (principal financial officer and principal accounting officer)	April 26, 2010

BROOK TROUT COAL, LLC		Sole Member

By:	/s/ Robert L. Mead Name: Robert L. Mead Title: Vice President and Treasurer		April 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on April 26, 2010.

KANAWHA EAGLE COAL, LLC

By: KE VENTURES, LLC
Its Sole Member

By:	/s/ Robert L. Mead
Name:     Robert L. Mead

Title:	Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard M. Whiting, Mark N. Schroeder and Joseph W. Bean, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Gary W. Halstead Gary W. Halstead		President (principal executive officer)	April 26, 2010

/s/ Robert L. Mead Robert L. Mead		Vice President and Treasurer (principal financial officer and principal accounting officer)	April 26, 2010

KE VENTURES, LLC		Sole Member

By:	/s/ Robert L. Mead Name: Robert L. Mead Title: Vice President and Treasurer		April 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on April 26, 2010.

KANAWHA RIVER VENTURES I, LLC

By: SNOWBERRY LAND COMPANY
Its Member (99.9% Interest)

By:	/s/ Robert L. Mead
Name:     Robert L. Mead

Title:	Vice President and Treasurer

By: KANAWHA EAGLE COAL, LLC
Its Member (0.1% Interest)

By:	/s/ Robert L. Mead
Name:     Robert L. Mead

Title:	Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard M. Whiting, Mark N. Schroeder and Joseph W. Bean, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Charles A. Ebetino, Jr. Charles A. Ebetino, Jr.	President (principal executive officer)	April 26, 2010

/s/ Robert L. Mead Robert L. Mead	Vice President and Treasurer (principal financial officer and principal accounting officer)	April 26, 2010

Signature	Title	Date

SNOWBERRY LAND COMPANY	Member

By: /s/ Robert L. Mead Name: Robert L. Mead Title: Vice President and Treasurer		April 26, 2010

KANAWHA EAGLE COAL, LLC	Member

By: /s/ Robert L. Mead Name: Robert L. Mead Title: Vice President and Treasurer		April 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on April 26, 2010.

KANAWHA RIVER VENTURES II, LLC

By: REMINGTON II LLC
Its Sole Member

By:	/s/ Robert L. Mead
Name:     Robert L. Mead

Title:	Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard M. Whiting, Mark N. Schroeder and Joseph W. Bean, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Charles A. Ebetino, Jr. Charles A. Ebetino, Jr.		President (principal executive officer)	April 26, 2010

/s/ Robert L. Mead Robert L. Mead		Vice President and Treasurer (principal financial officer and principal accounting officer)	April 26, 2010

REMINGTON II LLC		Sole Member

By:	/s/ Robert L. Mead Name: Robert L. Mead Title: Vice President and Treasurer		April 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on April 26, 2010.

KANAWHA RIVER VENTURES III, LLC

By: REMINGTON II LLC
Its Sole Member

By:	/s/ Robert L. Mead
Name:     Robert L. Mead

Title:	Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard M. Whiting, Mark N. Schroeder and Joseph W. Bean, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Charles A. Ebetino, Jr. Charles A. Ebetino, Jr.		President (principal executive officer)	April 26, 2010

/s/ Robert L. Mead Robert L. Mead		Vice President and Treasurer (principal financial officer and principal accounting officer)	April 26, 2010

REMINGTON II LLC		Sole Member

By:	/s/ Robert L. Mead Name: Robert L. Mead Title: Vice President and Treasurer		April 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on April 26, 2010.

KE VENTURES, LLC

By: SNOWBERRY LAND COMPANY
Its Sole Member

By:	/s/ Robert L. Mead
Name:     Robert L. Mead

Title:	Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard M. Whiting, Mark N. Schroeder and Joseph W. Bean, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Charles A. Ebetino, Jr. Charles A. Ebetino, Jr.		President (principal executive officer)	April 26, 2010

/s/ Robert L. Mead Robert L. Mead		Vice President and Treasurer (principal financial officer and principal accounting officer)	April 26, 2010

SNOWBERRY LAND COMPANY		Sole Member

By:	/s/ Robert L. Mead Name: Robert L. Mead Title: Vice President and Treasurer		April 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on April 26, 2010.

LITTLE CREEK LLC

By: BROOK TROUT COAL, LLC
Its Sole Member

By:	/s/ Robert L. Mead
Name:     Robert L. Mead

Title:	Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard M. Whiting, Mark N. Schroeder and Joseph W. Bean, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Robert W. Bennett Robert W. Bennett		President (principal executive officer)	April 26, 2010

/s/ Robert L. Mead Robert L. Mead		Vice President and Treasurer (principal financial officer and principal accounting officer)	April 26, 2010

BROOK TROUT COAL, LLC		Sole Member

By:	/s/ Robert L. Mead Name: Robert L. Mead Title: Vice President and Treasurer		April 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on April 26, 2010.

LOGAN FORK COAL COMPANY

By:	/s/ Paul H. Vining
Paul H. Vining
President and Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard M. Whiting, Mark N. Schroeder and Joseph W. Bean, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Paul H. Vining Paul H. Vining	President and Director (principal executive officer)	April 26, 2010

/s/ Robert L. Mead Robert L. Mead	Vice President and Treasurer (principal financial officer and principal accounting officer)	April 26, 2010

/s/ Mark N. Schroeder Mark N. Schroeder	Vice President and Director	April 26, 2010

/s/ Joseph W. Bean Joseph W. Bean	Secretary and Director	April 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on April 26, 2010.

MAGNUM COAL COMPANY LLC

By: PATRIOT COAL CORPORATION
Its Sole Member

By:	/s/ Robert L. Mead
Name:     Robert L. Mead

Title:	Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard M. Whiting, Mark N. Schroeder and Joseph W. Bean, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Paul H. Vining Paul H. Vining	President (principal executive officer)	April 26, 2010

/s/ Robert L. Mead Robert L. Mead	Vice President and Treasurer (principal financial officer and principal accounting officer)	April 26, 2010

PATRIOT COAL CORPORATION	Sole Member

By: /s/ Robert L. Mead Name: Robert L. Mead Title: Vice President and Treasurer		April 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on April 26, 2010.

MAGNUM COAL SALES LLC

By:	BROOK TROUT COAL, LLC
Its Sole Member

By:	/s/ Robert L. Mead
Name:     Robert L. Mead

Title:	Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard M. Whiting, Mark N. Schroeder and Joseph W. Bean, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Robert W. Bennett Robert W. Bennett		President (principal executive officer)	April 26, 2010

/s/ Robert L. Mead Robert L. Mead		Vice President and Treasurer (principal financial officer and principal accounting officer)	April 26, 2010

BROOK TROUT COAL, LLC		Sole Member

By:	/s/ Robert L. Mead Name: Robert L. Mead Title: Vice President and Treasurer		April 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on April 26, 2010.

MARTINKA COAL COMPANY, LLC

By:	COAL PROPERTIES, LLC
Its Sole Member

By:	/s/ Robert L. Mead
Name:     Robert L. Mead

Title:	Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard M. Whiting, Mark N. Schroeder and Joseph W. Bean, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Paul H. Vining Paul H. Vining		President (principal executive officer)	April 26, 2010

/s/ Robert L. Mead Robert L. Mead		Vice President and Treasure (principal financial officer and principal accounting officer)	April 26, 2010

COAL PROPERTIES, LLC		Sole Member

By:	/s/ Robert L. Mead Name: Robert L. Mead Title: Vice President and Treasurer		April 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on April 26, 2010.

MIDLAND TRAIL ENERGY LLC

By:	REMINGTON II LLC
Its Sole Member

By:	/s/ Robert L. Mead
Name:     Robert L. Mead

Title:	Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard M. Whiting, Mark N. Schroeder and Joseph W. Bean, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Paul H. Vining Paul H. Vining		President (principal executive officer)	April 26, 2010

/s/ Robert L. Mead Robert L. Mead		Vice President and Treasure (principal financial officer and principal accounting officer)	April 26, 2010

REMINGTON II LLC		Sole Member

By:	/s/ Robert L. Mead Name: Robert L. Mead Title: Vice President and Treasurer		April 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on April 26, 2010.

MIDWEST COAL RESOURCES II, LLC

By:	PATRIOT COAL CORPORATION
Its Sole Member

By:	/s/ Robert L. Mead
Name:     Robert L. Mead

Title:	Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard M. Whiting, Mark N. Schroeder and Joseph W. Bean, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Charles A. Ebetino, Jr. Charles A. Ebetino, Jr.		President (principal executive officer)	April 26, 2010

/s/ Robert L. Mead Robert L. Mead		Vice President and Treasurer (principal financial officer and principal accounting officer)	April 26, 2010

PATRIOT COAL CORPORATION		Sole Member

By:	/s/ Robert L. Mead Name: Robert L. Mead Title: Vice President and Treasurer		April 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on April 26, 2010.

MOUNTAIN VIEW COAL COMPANY, LLC

By:	COAL PROPERTIES, LLC
Its Sole Member

By:	/s/ Robert L. Mead
Name:     Robert L. Mead

Title:	Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard M. Whiting, Mark N. Schroeder and Joseph W. Bean, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Paul H. Vining Paul H. Vining		President (principal executive officer)	April 26, 2010

/s/ Robert L. Mead Robert L. Mead		Vice President and Treasurer (principal financial officer and principal accounting officer)	April 26, 2010

COAL PROPERTIES, LLC		Sole Member

By:	/s/ Robert L. Mead Name: Robert L. Mead Title: Vice President and Treasurer		April 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on April 26, 2010.

NEW TROUT COAL HOLDINGS II, LLC

By:	MAGNUM COAL COMPANY LLC
Its Sole Member

By:	/s/ Robert L. Mead
Name:     Robert L. Mead

Title:	Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard M. Whiting, Mark N. Schroeder and Joseph W. Bean, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Paul H. Vining Paul H. Vining		President (principal executive officer)	April 26, 2010

/s/ Robert L. Mead Robert L. Mead		Vice President and Treasurer (principal financial officer and principal accounting officer)	April 26, 2010

MAGNUM COAL COMPANY LLC		Sole Member

By:	/s/ Robert L. Mead Name: Robert L. Mead Title: Vice President and Treasurer		April 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on April 26, 2010.

NORTH PAGE COAL CORP.

By:	/s/ Paul H. Vining
Paul H. Vining
President and Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard M. Whiting, Mark N. Schroeder and Joseph W. Bean, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Paul H. Vining Paul H. Vining	President and Director (principal executive officer)	April 26, 2010

/s/ Robert L. Mead Robert L. Mead	Vice President and Treasurer (principal financial officer and principal accounting officer)	April 26, 2010

/s/ Mark N. Schroeder Mark N. Schroeder	Vice President and Director	April 26, 2010

/s/ Joseph W. Bean Joseph W. Bean	Assistant Secretary and Director	April 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on April 26, 2010.

OHIO COUNTY COAL COMPANY, LLC

By:	MIDWEST COAL RESOURCES II, LLC
Its Sole Member

By:	/s/ Robert L. Mead
Name:     Robert L. Mead

Title:	Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard M. Whiting, Mark N. Schroeder and Joseph W. Bean, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Paul H. Vining Paul H. Vining		President (principal executive officer)	April 26, 2010

/s/ Robert L. Mead Robert L. Mead		Vice President and Treasurer (principal financial officer and principal accounting officer)	April 26, 2010

MIDWEST COAL RESOURCES II, LLC		Sole Member

By:	/s/ Robert L. Mead Name: Robert L. Mead Title: Vice President and Treasurer		April 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on April 26, 2010.

PANTHER LLC

By:	BROOK TROUT COAL, LLC
Its Sole Member

By:	/s/ Robert L. Mead
Name:     Robert L. Mead

Title:	Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard M. Whiting, Mark N. Schroeder and Joseph W. Bean, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Paul H. Vining Paul H. Vining		President (principal executive officer)	April 26, 2010

/s/ Robert L. Mead Robert L. Mead		Vice President and Treasurer (principal financial officer and principal accounting officer)	April 26, 2010

BROOK TROUT COAL, LLC		Sole Member

By:	/s/ Robert L. Mead Name: Robert L. Mead Title: Vice President and Treasurer		April 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on April 26, 2010.

PATRIOT COAL COMPANY, L.P.

By:	MIDWEST COAL RESOURCES II, LLC
Its Partner (51% interest)

By:	/s/ Robert L. Mead
Name:     Robert L. Mead

Title:	Vice President and Treasurer

By: PATRIOT MIDWEST HOLDINGS, LLC
Its Partner (49% interest)

By:	/s/ Robert L. Mead
Name:     Robert L. Mead

Title:	Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard M. Whiting, Mark N. Schroeder and Joseph W. Bean, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Paul H. Vining Paul H. Vining	President (principal executive officer)	April 26, 2010

/s/ Robert L. Mead Robert L. Mead	Vice President and Treasurer (principal financial officer and principal accounting officer)	April 26, 2010

Signature		Title	Date

MIDWEST COAL RESOURCES II, LLC		Partner

By:	/s/ Robert L. Mead Name: Robert L. Mead Title: Vice President and Treasurer		April 26, 2010

By:	PATRIOT MIDWEST HOLDINGS, LLC	Partner

By:	/s/ Robert L. Mead Name: Robert L. Mead Title: Vice President and Treasurer		April 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on April 26, 2010.

PATRIOT COAL SALES LLC

By: PATRIOT COAL CORPORATION
Its Sole Member

By:	/s/ Robert L. Mead
Name:     Robert L. Mead

Title:	Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard M. Whiting, Mark N. Schroeder and Joseph W. Bean, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Robert W. Bennett Robert W. Bennett		President (principal executive officer)	April 26, 2010

/s/ Robert L. Mead Robert L. Mead		Vice President and Treasurer (principal financial officer and principal accounting officer)	April 26, 2010

PATRIOT COAL CORPORATION		Sole Member

By:	/s/ Robert L. Mead Name: Robert L. Mead Title: Vice President and Treasurer		April 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on April 26, 2010.

PATRIOT LEASING COMPANY LLC

By: PATRIOT COAL CORPORATION
Its Sole Member

By:	/s/ Robert L. Mead
Name:     Robert L. Mead

Title:	Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard M. Whiting, Mark N. Schroeder and Joseph W. Bean, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Mark N. Schroeder Mark N. Schroeder		President (principal executive officer)	April 26, 2010

/s/ Robert L. Mead Robert L. Mead		Vice President and Treasurer (principal financial officer and principal accounting officer)	April 26, 2010

PATRIOT COAL CORPORATION		Sole Member

By:	/s/ Robert L. Mead Name: Robert L. Mead Title: Vice President and Treasurer		April 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on April 26, 2010.

PATRIOT MIDWEST HOLDINGS, LLC

By: MIDWEST COAL RESOURCES II, LLC
Its Sole Member

By:	/s/ Robert L. Mead
Name:     Robert L. Mead

Title:	Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard M. Whiting, Mark N. Schroeder and Joseph W. Bean, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Charles A. Ebetino, Jr. Charles A. Ebetino, Jr.		President (principal executive officer)	April 26, 2010

/s/ Robert L. Mead Robert L. Mead		Vice President and Treasurer (principal financial officer and principal accounting officer)	April 26, 2010

MIDWEST COAL RESOURCES II, LLC		Sole Member

By:	/s/ Robert L. Mead Name: Robert L. Mead Title: Vice President and Treasurer		April 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on April 26, 2010.

PATRIOT TRADING LLC

By: PATRIOT COAL CORPORATION
Its Sole Member

By:	/s/ Robert L. Mead
Name:     Robert L. Mead

Title:	Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard M. Whiting, Mark N. Schroeder and Joseph W. Bean, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Robert W. Bennett Robert W. Bennett		President (principal executive officer)	April 26, 2010

/s/ Robert L. Mead Robert L. Mead		Vice President and Treasurer (principal financial officer and principal accounting officer)	April 26, 2010

PATRIOT COAL CORPORATION		Sole Member

By:	/s/ Robert L. Mead Name: Robert L. Mead Title: Vice President and Treasurer		April 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on April 26, 2010.

PATRIOT VENTURES LLC

By:	PATRIOT COAL CORPORATION
Its Sole Member

By:	/s/ Robert L. Mead
Name:     Robert L. Mead

Title:	Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard M. Whiting, Mark N. Schroeder and Joseph W. Bean, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Charles A. Ebetino, Jr. Charles A. Ebetino, Jr.		President (principal executive officer)	April 26, 2010

/s/ Robert L. Mead Robert L. Mead		Vice President and Treasurer (principal financial officer and principal accounting officer)	April 26, 2010

PATRIOT COAL CORPORATION		Sole Member

By:	/s/ Robert L. Mead Name: Robert L. Mead Title: Vice President and Treasurer		April 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on April 26, 2010.

PINE RIDGE COAL COMPANY, LLC

By:	COAL PROPERTIES, LLC
Its Sole Member

By:	/s/ Robert L. Mead
Name:     Robert L. Mead

Title:	Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard M. Whiting, Mark N. Schroeder and Joseph W. Bean, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Paul H. Vining Paul H. Vining		President (principal executive officer)	April 26, 2010

/s/ Robert L. Mead Robert L. Mead		Vice President and Treasurer (principal financial officer and principal accounting officer)	April 26, 2010

COAL PROPERTIES, LLC		Sole Member

By:	/s/ Robert L. Mead Name: Robert L. Mead Title: Vice President and Treasurer		April 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on April 26, 2010.

POND CREEK LAND RESOURCES, LLC

By:	HERITAGE COAL COMPANY LLC
Its Sole Member

By:	/s/ Robert L. Mead
Name:     Robert L. Mead

Title:	Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard M. Whiting, Mark N. Schroeder and Joseph W. Bean, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Charles A. Ebetino, Jr. Charles A. Ebetino, Jr.		President (principal executive officer)	April 26, 2010

/s/ Robert L. Mead Robert L. Mead		Vice President and Treasurer (principal financial officer and principal accounting officer)	April 26, 2010

HERITAGE COAL COMPANY LLC		Sole Member

By:	/s/ Robert L. Mead Name: Robert L. Mead Title: Vice President and Treasurer		April 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on April 26, 2010.

POND FORK PROCESSING LLC

By:	INFINITY COAL SALES, LLC
Its Sole Member

By:	/s/ Robert L. Mead
Name:     Robert L. Mead

Title:	Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard M. Whiting, Mark N. Schroeder and Joseph W. Bean, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Paul H. Vining Paul H. Vining		President (principal executive officer)	April 26, 2010

/s/ Robert L. Mead Robert L. Mead		Vice President and Treasurer (principal financial officer and principal accounting officer)	April 26, 2010

INFINITY COAL SALES, LLC		Sole Member

By:	/s/ Robert L. Mead Name: Robert L. Mead Title: Vice President and Treasurer		April 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on April 26, 2010.

REMINGTON HOLDINGS LLC

By:	TROUT COAL HOLDINGS, LLC
Its Sole Member

By:	/s/ Robert L. Mead
Name:     Robert L. Mead

Title:	Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard M. Whiting, Mark N. Schroeder and Joseph W. Bean, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Paul H. Vining Paul H. Vining		President (principal executive officer)	April 26, 2010

/s/ Robert L. Mead Robert L. Mead		Vice President and Treasurer (principal financial officer and principal accounting officer)	April 26, 2010

TROUT COAL HOLDINGS, LLC		Sole Member

By:	/s/ Robert L. Mead Name: Robert L. Mead Title: Vice President and Treasurer		April 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on April 26, 2010.

REMINGTON II LLC

By:	PANTHER LLC
Its Sole Member

By:	/s/ Robert L. Mead
Name:     Robert L. Mead

Title:	Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard M. Whiting, Mark N. Schroeder and Joseph W. Bean, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Charles A. Ebetino, Jr. Charles A. Ebetino, Jr.		President (principal executive officer)	April 26, 2010

/s/ Robert L. Mead Robert L. Mead		Vice President and Treasurer (principal financial officer and principal accounting officer)	April 26, 2010

PANTHER LLC		Sole Member

By:	/s/ Robert L. Mead Name: Robert L. Mead Title: Vice President and Treasurer		April 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on April 26, 2010.

REMINGTON LLC

By:	REMINGTON HOLDINGS LLC
Its Sole Member

By:	/s/ Robert L. Mead
Name:     Robert L. Mead

Title:	Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard M. Whiting, Mark N. Schroeder and Joseph W. Bean, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Paul H. Vining Paul H. Vining		President (principal executive officer)	April 26, 2010

/s/ Robert L. Mead Robert L. Mead		Vice President and Treasurer (principal financial officer and principal accounting officer)	April 26, 2010

REMINGTON HOLDINGS LLC		Sole Member

By:	/s/ Robert L. Mead Name: Robert L. Mead Title: Vice President and Treasurer		April 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on April 26, 2010.

RIVERS EDGE MINING, INC.

By:	/s/ Paul H. Vining
Paul H. Vining
President and Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard M. Whiting, Mark N. Schroeder and Joseph W. Bean, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Paul H. Vining Paul H. Vining	President and Director (principal executive officer)	April 26, 2010

/s/ Robert L. Mead Robert L. Mead	Vice President and Treasurer (principal financial officer and principal accounting officer)	April 26, 2010

/s/ Mark N. Schroeder Mark N. Schroeder	Vice President and Director	April 26, 2010

/s/ Joseph W. Bean Joseph W. Bean	Assistant Secretary and Director	April 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on April 26, 2010.

ROBIN LAND COMPANY, LLC

By:	INFINITY COAL SALES, LLC
Its Sole Member

By:	/s/ Robert L. Mead
Name:     Robert L. Mead

Title:	Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard M. Whiting, Mark N. Schroeder and Joseph W. Bean, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Charles A. Ebetino, Jr. Charles A. Ebetino, Jr.		President (principal executive officer)	April 26, 2010

/s/ Robert L. Mead Robert L. Mead		Vice President and Treasurer (principal financial officer and principal accounting officer)	April 26, 2010

INFINITY COAL SALES, LLC		Sole Member

By:	/s/ Robert L. Mead Name: Robert L. Mead Title: Vice President and Treasurer		April 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on April 26, 2010.

SENTRY MINING, LLC

By:	PATRIOT COAL CORPORATION
Its Sole Member

By:	/s/ Robert L. Mead
Name:     Robert L. Mead

Title:	Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard M. Whiting, Mark N. Schroeder and Joseph W. Bean, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Charles A. Ebetino, Jr. Charles A. Ebetino, Jr.		President (principal executive officer)	April 26, 2010

/s/ Robert L. Mead Robert L. Mead		Vice President and Treasurer (principal financial officer and principal accounting officer)	April 26, 2010

PATRIOT COAL CORPORATION		Sole Member

By:	/s/ Robert L. Mead Name: Robert L. Mead Title: Vice President and Treasurer		April 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on April 26, 2010.

SNOWBERRY LAND COMPANY

By:	/s/ Charles A. Ebetino, Jr.
Charles A. Ebetino, Jr.
President and Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard M. Whiting, Mark N. Schroeder and Joseph W. Bean, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Charles A. Ebetino, Jr. Charles A. Ebetino, Jr.	President and Director (principal executive officer)	April 26, 2010

/s/ Robert L. Mead Robert L. Mead	Vice President and Treasurer (principal financial officer and principal accounting officer)	April 26, 2010

/s/ Mark N. Schroeder Mark N. Schroeder	Vice President and Director	April 26, 2010

/s/ Joseph W. Bean Joseph W. Bean	Secretary and Director	April 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on April 26, 2010.

SPEED MINING LLC

By:	INFINITY COAL SALES, LLC
Its Sole Member

By:	/s/ Robert L. Mead
Name:     Robert L. Mead

Title:	Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard M. Whiting, Mark N. Schroeder and Joseph W. Bean, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Paul H. Vining Paul H. Vining		President (principal executive officer)	April 26, 2010

/s/ Robert L. Mead Robert L. Mead		Vice President and Treasurer (principal financial officer and principal accounting officer)	April 26, 2010

INFINITY COAL SALES, LLC		Sole Member

By:	/s/ Robert L. Mead Name: Robert L. Mead Title: Vice President and Treasurer		April 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on April 26, 2010.

STERLING SMOKELESS COAL COMPANY, LLC

By: EASTERN ASSOCIATED COAL, LLC
Its Sole Member

By:	/s/ Robert L. Mead
Name: Robert L. Mead
Title:   Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard M. Whiting, Mark N. Schroeder and Joseph W. Bean, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Paul H. Vining Paul H. Vining		President (principal executive officer)	April 26, 2010

/s/ Robert L. Mead Robert L. Mead		Vice President and Treasurer (principal financial officer and principal accounting officer)	April 26, 2010

EASTERN ASSOCIATED COAL, LLC		Sole Member

By:	/s/ Robert L. Mead Name: Robert L. Mead Title: Vice President and Treasurer		April 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on April 26, 2010.

TC SALES COMPANY, LLC

By: INFINITY COAL SALES, LLC
Its Sole Member

By:	/s/ Robert L. Mead
Name:     Robert L. Mead

Title:	Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard M. Whiting, Mark N. Schroeder and Joseph W. Bean, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Robert W. Bennett Robert W. Bennett		President (principal executive officer)	April 26, 2010

/s/ Robert L. Mead Robert L. Mead		Vice President and Treasurer (principal financial officer and principal accounting officer)	April 26, 2010

INFINITY COAL SALES, LLC		Sole Member

By:	/s/ Robert L. Mead Name: Robert L. Mead Title: Vice President and Treasurer		April 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on April 26, 2010.

THE PRESIDENTS ENERGY COMPANY LLC

By: REMINGTON II LLC
Its Sole Member

By:	/s/ Robert L. Mead
Name: Robert L. Mead
Title:   Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard M. Whiting, Mark N. Schroeder and Joseph W. Bean, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Paul H. Vining Paul H. Vining		President (principal executive officer)	April 26, 2010

/s/ Robert L. Mead Robert L. Mead		Vice President and Treasurer (principal financial officer and principal accounting officer)	April 26, 2010

REMINGTON II LLC		Sole Member

By:	/s/ Robert L. Mead Name: Robert L. Mead Title: Vice President and Treasurer		April 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on April 26, 2010.

THUNDERHILL COAL LLC

By: INFINITY COAL SALES, LLC
Its Sole Member

By:	/s/ Robert L. Mead
Name: Robert L. Mead
Title:   Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard M. Whiting, Mark N. Schroeder and Joseph W. Bean, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Paul H. Vining Paul H. Vining		President (principal executive officer)	April 26, 2010

/s/ Robert L. Mead Robert L. Mead		Vice President and Treasurer (principal financial officer and principal accounting officer)	April 26, 2010

INFINITY COAL SALES, LLC		Sole Member

By:	/s/ Robert L. Mead Name: Robert L. Mead Title: Vice President and Treasurer		April 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on April 26, 2010.

TROUT COAL HOLDINGS, LLC

By: MAGNUM COAL COMPANY LLC
Its Sole Member

By:	/s/ Robert L. Mead
Name: Robert L. Mead
Title:   Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard M. Whiting, Mark N. Schroeder and Joseph W. Bean, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Charles A. Ebetino, Jr. Charles A. Ebetino, Jr.		President (principal executive officer)	April 26, 2010

/s/ Robert L. Mead Robert L. Mead		Vice President and Treasurer (principal financial officer and principal accounting officer)	April 26, 2010

MAGNUM COAL COMPANY LLC		Sole Member

By:	/s/ Robert L. Mead Name: Robert L. Mead Title: Vice President and Treasurer		April 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on April 26, 2010.

UNION COUNTY COAL CO., LLC

By: DODGE HILL MINING COMPANY, LLC
Its Sole Member

By:	/s/ Robert L. Mead
Name: Robert L. Mead
Title:   Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard M. Whiting, Mark N. Schroeder and Joseph W. Bean, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Charles A. Ebetino, Jr. Charles A. Ebetino, Jr.		President (principal executive officer)	April 26, 2010

/s/ Robert L. Mead Robert L. Mead		Vice President and Treasurer (principal financial officer and principal accounting officer)	April 26, 2010

DODGE HILL MINING COMPANY, LLC		Sole Member

By:	/s/ Robert L. Mead Name: Robert L. Mead Title: Vice President and Treasurer		April 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on April 26, 2010.

VIPER LLC

By: NEW TROUT COAL HOLDINGS II, LLC
Its Sole Member

By:	/s/ Robert L. Mead
Name: Robert L. Mead
Title:   Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard M. Whiting, Mark N. Schroeder and Joseph W. Bean, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Charles A. Ebetino, Jr. Charles A. Ebetino, Jr.		President (principal executive officer)	April 26, 2010

/s/ Robert L. Mead Robert L. Mead		Vice President and Treasurer (principal financial officer and principal accounting officer)	April 26, 2010

NEW TROUT COAL HOLDINGS II, LLC		Sole Member

By:	/s/ Robert L. Mead Name: Robert L. Mead Title: Vice President and Treasurer		April 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on April 26, 2010.

WEATHERBY PROCESSING LLC

By: INFINITY COAL SALES, LLC
Its Sole Member

By:	/s/ Robert L. Mead
Name: Robert L. Mead
Title:   Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard M. Whiting, Mark N. Schroeder and Joseph W. Bean, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Paul H. Vining Paul H. Vining		President (principal executive officer)	April 26, 2010

/s/ Robert L. Mead Robert L. Mead		Vice President and Treasurer (principal financial officer and principal accounting officer)	April 26, 2010

INFINITY COAL SALES, LLC		Sole Member

By:	/s/ Robert L. Mead Name: Robert L. Mead Title: Vice President and Treasurer		April 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on April 26, 2010.

WILDCAT, LLC

By: BROOK TROUT COAL, LLC
Its Sole Member

By:	/s/ Robert L. Mead
Name: Robert L. Mead
Title:   Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard M. Whiting, Mark N. Schroeder and Joseph W. Bean, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Paul H. Vining Paul H. Vining		President (principal executive officer)	April 26, 2010

/s/ Robert L. Mead Robert L. Mead		Vice President and Treasurer (principal financial officer and principal accounting officer)	April 26, 2010

BROOK TROUT COAL, LLC		Sole Member

By:	/s/ Robert L. Mead Name: Robert L. Mead Title: Vice President and Treasurer		April 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on April 26, 2010.

WINCHESTER LLC

By: REMINGTON II LLC
Its Sole Member

By:	/s/ Robert L. Mead
Name: Robert L. Mead
Title:   Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard M. Whiting, Mark N. Schroeder and Joseph W. Bean, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Robert W. Bennett Robert W. Bennett		President (principal executive officer)	April 26, 2010

/s/ Robert L. Mead Robert L. Mead		Vice President and Treasurer (principal financial officer and principal accounting officer)	April 26, 2010

REMINGTON II LLC		Sole Member

By:	/s/ Robert L. Mead Name: Robert L. Mead Title: Vice President and Treasurer		April 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on April 26, 2010.

WINIFREDE DOCK LIMITED LIABILITY COMPANY

By: BIG EAGLE LLC
Its Sole Member

By:	/s/ Robert L. Mead
Name: Robert L. Mead
Title:   Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard M. Whiting, Mark N. Schroeder and Joseph W. Bean, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Charles A. Ebetino, Jr. Charles A. Ebetino, Jr.		President (principal executive officer)	April 26, 2010

/s/ Robert L. Mead Robert L. Mead		Vice President and Treasurer (principal financial officer and principal accounting officer)	April 26, 2010

BIG EAGLE LLC		Sole Member

By:	/s/ Robert L. Mead Name: Robert L. Mead Title: Vice President and Treasurer		April 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on April 26, 2010.

YANKEETOWN DOCK, LLC

By: HERITAGE COAL COMPANY LLC
Its Sole Member

By:	/s/ Robert L. Mead
Name: Robert L. Mead
Title:   Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard M. Whiting, Mark N. Schroeder and Joseph W. Bean, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ Paul H. Vining Paul H. Vining		President (principal executive officer)	April 26, 2010

/s/ Robert L. Mead Robert L. Mead		Vice President and Treasurer (principal financial officer and principal accounting officer)	April 26, 2010

HERITAGE COAL COMPANY LLC		Sole Member

By:	/s/ Robert L. Mead Name: Robert L. Mead Title: Vice President and Treasurer		April 26, 2010

EXHIBIT INDEX

Exhibit
No.	Document

1.1	Form of Equity Underwriting Agreement*
1.2	Form of Debt Underwriting Agreement*
4.1	Amended and Restated Certificate of Incorporation of Patriot Coal Corporation (Incorporated by reference to Exhibit 3.1 of the Registrant’s Current Report on Form 8-K, filed on October 25, 2007)*
4.2	Amended and Restated By-Laws of Patriot Coal Corporation (Incorporated by reference to Exhibit 3.2 of the Registrant’s Current Report on Form 8-K, filed on October 25, 2007)*
4.3	Form of Indenture between the Registrant and Wilmington Trust Company*
4.4	Form of Note
4.5	Form of Warrant Agreement**
4.6	Form of Purchase Contract**
4.7	Form of Unit Agreement**
4.8	Form of First Supplemental Indenture
5.1	Opinion of Davis Polk & Wardwell LLP*
5.2	Opinion of Davis Polk & Wardwell LLP
12.1	Statement regarding computation of Ratios of Earnings to Fixed Charges
23.1	Consent of Ernst & Young LLP
23.2	Consent of Marshall Miller & Associates, Inc.*
23.3	Consent of Weir International, Inc.*
23.4	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)*
23.5	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.2)
24.1	Power of Attorney of Patriot*
24.2	Power of Attorney of Guarantors (included on the Guarantor signature pages of the Registration Statement)
25.1	Statement of Eligibility on Form T-1 of Wilmington Trust Company for Indenture*
25.2	Statement of Eligibility on Form T-1 of Wilmington Trust Company for First Supplemental Indenture

*	Previously filed as an exhibit to this Registration Statement.

**	To be filed by amendment on Form 8-K.